United States Securities and Exchange Commission
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
 Exchange Act of 1934

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Lakeland Industries, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 Lakeland Industries, Inc.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Wednesday, June 17, 2009

To Our Stockholders:

WHAT:	Our 2009 Annual Meeting of Stockholders

WHEN:	Wednesday, June 17, 2009, at 10:00 a.m., local time

WHERE:	Holiday Inn 3845 Veterans Memorial Highway Ronkonkoma, NY 11779

WHY:	At this meeting, you will be asked to:

(1) Elect three (3) directors for three years and until their respective successors have been elected and qualified;

(2) Approve the adoption of to Lakeland’s 2009 Restricted Stock Program;

(3) Ratify the selection of Warren, Averett, Kimbrough & Marino LLC as our independent registered public accounting firm for the fiscal year ending January 31, 2010;

(4) Transact any other business as may properly come before the Annual Meeting of Stockholders or any adjournments, postponements or reschedulings of the Annual Meeting of Stockholders.

A complete list of stockholders entitled to vote at the meeting will be open for examination by our stockholders, during regular business hours, for a period of ten days prior to the meeting, at 701 Koehler Avenue, Suite 7, Ronkonkoma, NY 11779. Only stockholders of record at the close of business on April 27, 2009 will receive notice of, and be eligible to vote at, the Annual Meeting of Stockholders or any adjournment thereof. The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Your vote is important. Please read the proxy statement and the voting instructions on the enclosed proxy card. Then, whether or not you plan to attend the Annual Meeting of Stockholders in person, and no matter how many shares you own, please sign, date and promptly return the enclosed proxy card in the enclosed envelope, which requires no additional postage if mailed in the United States.

To reduce the expense of delivering duplicate voting materials to our stockholders who may have more than one Lakeland stock account, we may deliver only one set of the proxy statement and the Annual Report to Stockholders for the fiscal year ended January 31, 2009 to certain stockholders who share an address, unless otherwise requested. A separate proxy card is included in the voting materials for each of these stockholders. If your shares are registered directly in your name and you share an address with another stockholder and have received only one set of voting materials, but you would prefer to receive your own copy, please contact Lakeland Industries, Inc. by telephone at (631) 981-9700 or by mail at 701 Koehler Avenue, Suite 7, Ronkonkoma, NY 11779, or alternatively, please contact Investor Relations by telephone at (631) 367-1866 or by mail at jdarrow@darrowir.com. If your shares were held in an account at a bank, brokerage firm, or other agent or nominee and you have received only one set of voting materials, but you would prefer to receive your own copy, please contact your bank, broker or agent.

May 9, 2009	By Order of the Board of Directors,
Ronkonkoma, New York
Christopher J. Ryan
Secretary

-i-

-ii-

Lakeland Industries, Inc.
LAKELAND INDUSTRIES, INC.
701 Koehler Avenue, Suite 7
Ronkonkoma, New York 11779
(631) 981-9700

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Wednesday, June 17, 2009
INFORMATION CONCERNING SOLICITATION AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

The Board of Directors of Lakeland Industries, Inc., a Delaware corporation, seeks your proxy for use in voting at our 2009 Annual Meeting of Stockholders (the “Annual Meeting”) or at any postponements or adjournments of the Annual Meeting. Our Annual Meeting will be held at the Holiday Inn, located at 3845 Veterans Memorial Highway, Ronkonkoma, NY 11779, on Wednesday, June 17, 2009 at 10:00 a.m. local time. We intend to begin mailing this proxy statement, the attached notice of Annual Meeting and the accompanying white proxy card on or about May 9, 2009 to all record holders of our common stock, par value $0.01, entitled to vote at the Annual Meeting. Along with this proxy statement, we are also sending our Annual Report on Form 10-K to stockholders for the fiscal year ended January 31, 2009 (the “Annual Report”).

WHAT AM I VOTING ON?

At the Annual Meeting, stockholders will act upon the:

(1)	Election of three (3) directors for three years and until their respective successors have been elected and qualified;
(2)	Approval of the adoption of the Lakeland 2009 Restricted Stock Plan;
(3)	Ratification of the selection of Warren, Averett, Kimbrough & Marino LLC as our independent registered public accounting firm for the fiscal year ending January 31, 2010;
(4)	Transaction of any other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on April 27, 2009, the record date, will receive notice of, and be entitled to vote at, our Annual Meeting. At the close of business on the record date, 5,397,966 shares of our common stock were outstanding and entitled to vote. Our common stock is our only class of outstanding voting securities.

Stockholder of Record: Shares Registered in Your Name

If, on April 27, 2009, your shares were registered directly in your name with our transfer agent, The Registrar and Transfer Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to sign, date and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Agent

If, on April 27, 2009, your shares were held, not in your name, but rather in an account at a bank, brokerage firm, or other agent or nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or other agent or nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a power of attorney or other proxy authority from your bank, broker or other agent or nominee, and bring it to our Annual Meeting.

WHAT CONSTITUTES A QUORUM?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or by proxy. On the record date, there were 5,397,966 shares outstanding and entitled to vote. Thus, at least 2,698,984 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF OUR COMMON STOCK?

In deciding all matters, a holder of common stock on the record date will be entitled to cast one vote for each share of common stock registered in that holder’s name, on each matter to be voted upon at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal No. 1, the election of three directors, requires a plurality of the votes cast to elect a director. The three nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” will affect the outcome. Withheld votes or broker non-votes, as described below, will not affect the outcome of the vote on Proposal No. 1.

        Proposal No. 2, approval of the LAKELAND 2009 Restricted Stock Program requires the affirmative vote of at least 50% of Lakeland common stock outstanding which are eligible to vote on the record date.

Proposal No. 3, the ratification of our independent registered public accounting firm, which will ratify the appointment of Warren, Averett, Kimbrough & Marino LLC as our independent registered public accounting firm, must receive a “For” vote by the majority of shares present or represented by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect on the outcome of the vote.

HOW ARE VOTES COUNTED AND HOW ARE ABSTENTIONS AND BROKER NON-VOTES TREATED?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For” votes, “Against” votes, abstentions, withheld votes and broker non-votes.

Votes withheld and abstentions are deemed as “present” at the Annual Meeting and are counted for quorum purposes. Votes withheld and abstentions will have the same effect as a vote against the matter with respect to Proposal No. 2, and Proposal No. 3, but will have no effect on Proposal No. 1.

A “broker non-vote” is when a broker votes in its discretion on one or more “routine” matters, but does not receive instructions from a beneficial owner of shares as to how to vote those shares on “non-routine” matters. Broker non-votes will be counted for purposes of a quorum. As for the effect on the outcome of votes on proposals, under the current Nasdaq Stock Market rules, brokers have discretionary voting power to vote without receiving voting instructions from the owner on “routine” matters, but not on “non-routine” matters. Routine matters include, among other things, the uncontested election of directors and the ratification of the appointment of independent registered public accountants.  There is one non-routine matter being voted on at this Annual Meeting. This means that if you hold your shares through a broker, bank or other nominee (that is, in “street name”), and do not provide voting instructions by the tenth day before the Annual Meeting, the broker, bank or other nominee will have the discretion to vote your shares on Proposal No. 1 and Proposal No. 3.

WHO WILL BEAR THE COSTS OF SOLICITING PROXIES FOR THE ANNUAL MEETING?

We are soliciting the proxies and will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders. The Company has retained Georgeson, Inc., a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the Annual Meeting at a cost of $7,500 plus reimbursement of reasonable out-of-pocket expenses.  In addition to the use of the mails, proxies may be solicited personally or by telephone by officers and employees of the Company who will not receive any additional compensation for their services. Proxies and proxy material will also be distributed at our expense by brokers, nominees, custodians, and other similar parties.

HOW DO I VOTE IF I ATTEND THE ANNUAL MEETING?

If you are a stockholder of record, you can attend the Annual Meeting and vote in person the shares you hold directly in your name on any matters properly brought before the Annual Meeting. If you choose to do that, please bring the enclosed proxy card or proof of identification. If you want to vote in person at our Annual Meeting and you hold our common stock through a bank, broker or other agent or nominee, you must obtain a power of attorney or other proxy authority from that organization and bring it to our Annual Meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a power of attorney or other proxy authority. If you vote in person at the Annual Meeting, you will revoke any prior proxy you may have submitted.

HOW DO I VOTE IF I DO NOT ATTEND THE ANNUAL MEETING?

Stockholders of record who do not attend the Annual Meeting should vote by mail: Please sign, date and return the enclosed proxy card in the enclosed postage-paid return envelope.

By executing and returning the enclosed proxy card, you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions.

If you are a beneficial owner of shares registered in the name of your bank, broker or other agent or nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. If you did not receive a proxy card, please follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a proxy card.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED ON THE PROXY CARD?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted as follows:

(1)	FOR the election of the three nominees for director proposed by the Board of Directors;
(2)	FOR the approval of the adoption of the Lakeland 2009 Restricted Stock Program;
(3)	FOR the ratification of the selection of Warren, Averett, Kimbrough & Marino LLC as our independent registered public accounting firm for the fiscal year ending January 31, 2010; and

If any other matter is properly presented at the meeting, the individuals named on your proxy card will vote your shares using their best judgment.

YOUR VOTE IS VERY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE SIGN AND DATE THE ENCLOSED WHITE PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE PROMPTLY.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD FROM LAKELAND?

If you receive more than one proxy card from us or your bank, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

HAS THE LAKELAND BOARD OF DIRECTORS MADE A RECOMMENDATION REGARDING THE MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING?

Our Board of Directors recommends that you vote “FOR” the election of its three nominees for director, “FOR” the adoption of the 2009 Lakeland Restricted Stock Program, “FOR” the ratification of the selection of Warren, Averett, Kimbrough & Marino LLC as our independent registered public accounting firm for the fiscal year ending January 31, 2010. Please vote on the enclosed proxy card.

CAN I CHANGE MY VOTE?

Yes. You may revoke your proxy by doing any of the following:

(1) You may send a written notice that you are revoking your proxy to our Corporate Secretary at the address indicated below, so long as it is received prior to the Annual Meeting.

(2) You may submit another properly completed proxy card with a later date to the Company, so long as it is received prior to the Annual Meeting.

(3) You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Any written notice of revocation, or later dated proxy card, should be delivered to:

Lakeland Industries, Inc.
701 Koehler Avenue, Suite 7
Ronkonkoma, New York 11779
Attention: Christopher J. Ryan, Secretary

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our quarterly report on Form 10-Q for the second quarter of FY 2010 ending July 31, 2009.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

GENERAL

Our Board of Directors, or the Board, consists of seven directors. As indicated below, each nominee for re-election will be elected for a three-year term, which will expire at the 2012 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until any such director’s earlier resignation or removal. Our Board’s nominees are Stephen M. Bachelder, Chairman of the Nominating and Governance Committee and director/member of the Audit and Compensation Committees, John J. Collins, director/member of the Nominating and Governance Committee, the Audit Committee and the Compensation Committee and Eric O. Hallman, Chairman of the Compensation Committee and director/member of the Nominating and Governance Committee and the Audit Committee, all of whom are currently serving as Directors.  Our Nominating and Governance Committee (excluding members who are nominees) considered the qualifications of each of the Board’s nominees for election prior to the Annual Meeting, and unanimously recommended that each nominee be submitted for re-election to the Board.

Directors are elected by a plurality of the votes properly cast in person or by proxy. If a quorum is present and voting, the three nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxy cards will be voted, if authority to do so is not withheld, for the election of the three nominees named below. Abstentions and broker non-votes will have no effect on the votes. If any Board nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee determined by our Board. Each person nominated by the Board for election has agreed to serve if elected. We have no reason to believe that any Board nominee will be unable to serve.

The name and age of each director nominee, his position with us and the year in which he first became a director is set forth below:

INCUMBENT DIRECTORS  - CLASS II
and NOMINEES FOR ELECTION
Terms Expiring in June 2012
_____________________________________

Name	Age	Position	Director Since

Stephen M. Bachelder	57	Director	2004
John J. Collins, Jr.	65	Director	1986
Eric O. Hallman	64	Director	1982

The principal occupations and employment of the nominees for director are set forth below:

Nominee Directors

Stephen M. Bachelder was an executive and President of Swiftview, Inc. a Portland, Oregon based software company from 2002-2007. Swiftview, Inc. was sold to a private equity firm in October 2006. Mr. Bachelder is currently working on plans for a new venture. From 1991 to 1999 Mr. Bachelder ran a consulting firm advising technology companies in the Pacific Northwest. Mr. Bachelder was the president and owner of an apparel company, Bachelder Imports, from 1982 to 1991 and worked in executive positions for Giant Foods, Inc. and Pepsico, Inc. between 1976 and 1982. Mr. Bachelder is a 1976 Graduate of the Harvard Business School.  Mr. Bachelder has served as a director since 2004 and his term as a director will expire at our Annual Meeting of Stockholders in June 2009.

John J. Collins, Jr. was Executive Vice President of Chapdelaine GSI, a government securities firm, from 1977 to January 1987. He was Senior Vice President of Liberty Brokerage, a government securities firm, between January 1987 and November 1998.  Presently, Mr. Collins is self-employed, managing a direct investment portfolio of small business enterprises for his own accounts.  Mr. Collins has served as one of our directors since 1986 and his term as a director will expire at our Annual Meeting of Stockholders in June 2009.

Eric O. Hallman was President of Naess Hallman Inc., a ship brokering firm, from 1974 to 1991 owned equally by Arne Naess and Mr. Hallman. Mr. Hallman was also affiliated between 1991 and 1992 with Finanshuset (U.S.A.), Inc., a ship brokering and international financial services and consulting concern, and was the Owners Representative of Sylvan Lawrence, the then largest privately owned commercial real estate development company in New York City, between 1992 and 1998. Between 1998 and 2000, Mr. Hallman was President of PREMCO, a real estate management company, and currently is Comptroller of the law firm Murphy, Bartol & O’Brien, LLP.  Mr. Hallman has served as one of our directors since our incorporation in 1982 and his term as a director will expire at our Annual Meeting of Stockholders in June 2009.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE CLASS II NOMINEES LISTED ABOVE.

  INCUMBENT DIRECTORS- CLASS III
Terms Expiring in June 2010
_________________________________________

Name	Age	Position	Director Since

Raymond J. Smith	69	Chairman of the Board	1982
		of Directors
Duane W. Albro	62	Director	2009

INCUMBENT DIRECTORS - CLASS I
AND NOMINEES FOR ELECTION
Terms Expiring in June 2011
_________________________________________

Name	Age	Position	Director Since

Christopher J. Ryan	57	Chief Executive Officer,	1986
		President, General Counsel,
		Secretary and Director
A. John Kreft	58	Director	2004

Incumbent Directors

Raymond J. Smith, one of the co-founders of Lakeland, has been Chairman of our Board of Directors since our incorporation in 1982 and was President from 1982 to November 30, 2003.  Prior to starting Lakeland, Mr. Smith was a Sales Executive with the International Paper Company (NYSE: IP) from 1961 to 1966, then the President of Abandaco, Inc. from 1966 to 1982. Mr. Smith received his B.A. from Georgetown University in 1960. Mr. Smith has served as a director since 1982 and his term as a director will expire at our Annual Meeting of Stockholders in 2010.

Christopher J. Ryan has served as our Chief Executive Officer and President of Lakeland since November 30, 2003, Secretary since April 1991, General Counsel since February 2000 and a director since May 1986.  Mr. Ryan was our Executive Vice President - Finance from May 1986 until becoming our President on November 30, 2003. Mr. Ryan also worked as a Corporate Finance Partner at Furman Selz Mager Dietz & Birney, Senior Vice President-Corporate Finance at Laidlaw Adams & Peck, Inc., Managing-Corporate Finance Director of Brean Murray Foster Securities, Inc and Senior Vice President-Corporate Finance of Rodman & Renshaw, respectively between 1983-1991. Mr. Ryan has served as a Director of Lessing, Inc., a privately held restaurant chain based in New York, from 1995-2008. Mr. Ryan received his BA from Stanford University, his MBA from Columbia Business School and his J.D. from Vanderbilt Law School. Mr. Ryan is a member of the National Association of Corporate Directors (NACD). Mr. Ryan has served as a director since 1986 and his term as a director will expire at our Annual Meeting of Stockholders June 2011.

A. John Kreft has been President of Kreft Interests, a Houston based private investment firm, since 2001. Between 1998 and 2001, he was CEO of Baker Kreft Securities, LLC, a NASD broker-dealer. From 1996 to 1998, he was a co-founder and manager of TriCap Partners, a Houston based venture capital firm. From 1994 to 1996 he was employed as a director at Alex Brown and Sons. He also held senior positions at CS First Boston including employment as a managing director from 1989 to 1994. Mr. Kreft received his MBA from the Wharton School of Business in 1975. Mr. Kreft is a member of the National Association of Corporate Directors (NACD). Mr. Kreft has served as a director since November 17, 2004 and his term as a director will expire at our Annual Meeting of Stockholders in June 2011.

Duane W. Albro has been the President and CEO of WVT Communications (NASDAQ: WWVY) since May 2007. From 2005 to 2006, he was President and CEO of Refinish LP, a privately held company in the cellular phone refurbishing business. From 2004 to 2005 he was a business consultant with the Gerson Lehrman Group in NY, NY, providing strategic and tactical analysis and advice to investors and businesses.  He has extensive experience in the telecommunications and cable TV industry having worked in executive positions at Cablevision, Net2000 Communications, Bell Atlantic and Nynex between 1966 and 2003. He has also been active in supporting the positive impact of telecommunications used in education, having served on a White House Advisory Council on Technology in Education and provided testimony to Congress on the benefits of technology used in education. Mr. Albro has demonstrated his commitment to workforce issues as the founder, Chairman and President of the Long Island Works Coalition, a non-profit organization dedicated to enhancing the available workforce for technology industries. Mr. Albro holds an MBA from New York Institute of Technology.  Mr. Albro was elected to our Board on April 17, 2009 and will join Mr. Smith as a Class III director.

DIRECTORS’ COMPENSATION

Members of the Board of Directors, in their capacity as directors, are reimbursed for all travel expenses to and from meetings of the Board or Committee meetings.  Non-Employee or Outside Directors received $6,250 quarterly as compensation for serving on the Board and its committees, committee chairmen receive an additional $500 quarterly. In addition, Directors receive only $500 if they attend meetings by telephone, but $1,500 for meetings attended in person. There are no charitable awards or director legacy programs and no deferred compensation programs for Directors. In their deliberations relating to directors’ compensation, the Compensation Committee reviewed a study conducted by the National Association of Corporate Directors and the Center for Board Leadership, entitled “2006-2007 Director Compensation Report”. Messrs. Collins, Hallman, Kreft, and Cirenza (a recently retired director) participate in our Non-Employee Directors' Option Plan and 2006 Equity Incentive Plan. There has been no increase in board compensation for three years.

The following table sets forth compensation information for the fiscal year ended January 31, 2009 (sometimes referred to in this proxy statement as “FY09”) for each member of the Board of Directors who is not also an executive officer.  Christopher J. Ryan and Raymond J. Smith, as employee directors, were not compensated for their service on our Board.  Disclosures relating to compensation for Messrs. Smith and Ryan can be found in “Executive Officers – Executive Compensation” below.

DIRECTOR COMPENSATION TABLE FOR FISCAL 2009

	Name	Fees Earned or Paid in Cash* ($)	Stock Awards ($) (1)	Option Awards ($)(1)(2)	Non- Equity Incentive Plan Compens ation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation Reimbursed Expenses ($)	Total ($)
	(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

A	Eric O. Hallman	$35,500	$11,528	--	--	--	$378	$47,406

B	John J. Collins	$33,500	$9,607	--	--	--	687	$43,794

C	Michael Cirenza (3)	$36,500	$11,528	$10,514	--	--	--	$58,542

D	A. John Kreft	$33,000	$14,310	$10,514	--	--	1,259	$59,083

E	Stephen M. Bachelder	$34,000	$9,607	$10,514	--	--	958	$55,079

F	Duane W. Albro	$0	--	--	--	--	---	$0

(1)
Represents the dollar amount recognized by us for financial statement purposes for fiscal 2009 in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payments (“SFAS 123 (R)”).

(2)	At January 31, 2009 our non-employee directors owned the following unexercised options: Mr. Hallman 2,431, Mr. Collins 2,431, Mr. Kreft 6,050, Mr. Bachelder 6,050.
(3)	Resigned from the Board of Directors on February 11, 2009

We currently grant stock options to our directors under our non-employee directors’ option plan (the “Directors’ Plan”), which provides for an automatic one-time grant of options to purchase 5,000 shares of common stock to each non-employee director newly elected or appointed to the Board of Directors. Under the Directors’ Plan, 60,000 shares of common stock have been authorized for issuance. Options are granted at not less than fair market value, become exercisable commencing six months from the date of grant and expire six years from the date of grant. In addition, all non-employee directors re-elected to the Company’s Board of Directors at any annual meeting of the stockholders will automatically be granted additional options to purchase 1,000 shares of common stock on that date which in accordance with the By-Laws is always the third Wednesday of June each year.  Grants of 1,000 options each to Mssrs. Bachelder, Cirenza and Kreft were made pursuant to the Directors’ Plan in 2008.

The following table sets forth information with respect to outstanding unvested performance based awards under our 2006 Equity Incentive Plan that were made to our non-employee directors in June 2006 that are represented in the number of minimum, baseline and maximum number of shares that may be awarded at the end of the performance cycle in June 2009.

Grantee Directors	Minimum# of Shares (1)	Baseline# of Shares	Maximum # of Shares

Michael M. Cirenza	2,640	5,170	7,810
John J. Collins, Jr.	2,200	4,290	6,490
Eric O. Hallman	2,640	5,170	7,810
Stephen M. Bachelder	2,640	5,170	7,810
A. John Kreft	2,200	4,290	6,490

(1)
Based on our closing stock price on January 31, 2009, at the minimum level these awards have the following values, Messrs. Cirenza, Hallman and Bachelder: $20,354 and Messrs. Collins and Kreft: $16,962.

CORPORATE GOVERNANCE

Director Independence

Our Board is currently composed of seven directors. As required under the Marketplace Rules of the NASDAQ Stock Market LLC (“NASDAQ”), a majority of the members of a NASDAQ listed company’s board of directors must qualify as “independent,” as affirmatively determined by the Company. Our Board consults with our counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent NASDAQ Marketplace Rules, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, our senior management and our independent registered public accounting firm, the Board affirmatively has determined that, other than Raymond J. Smith, Chairman and founder of the Company and Christopher J. Ryan, who is our CEO, President, General Counsel and Secretary, each of the members of our Board is an independent director for purposes of the NASDAQ Marketplace Rules. In making this determination, the Board found that none of these directors or nominees for director has a direct or indirect material or other disqualifying relationship with us, which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board holds executive sessions of its independent directors when it deems necessary but at least once per year.

Board and Committee Meetings and Attendance

The Board has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Each of these committees operates under a written charter adopted by the Board. Copies of these charters are available on our website at www.lakeland.com under the headings Investor Relations – Corporate Governance. Board committee charters are also available in print to stockholders upon request, addressed to the Corporate Secretary, at 701 Koehler Avenue, Suite 7, Ronkonkoma, New York 11779.

The Board held seven meetings during the fiscal year ended January 31, 2009. Each director attended at least 75% of the aggregate of the meetings of the Board and of the committees, on which he served, held during the period for which he was a director or committee member, respectively. The following table sets forth the standing committees of the Board, the number of meetings held by each committee and the membership of each committee currently.

Name	Audit	Compensation	Nominating & Governance

Alfred J. Kreft	Chairman	Member	Member
Stephen Bachelder	Member	Member	Chairman
Eric O. Hallman	Member	Chairman	Member
John J. Collins	Member	Member	Member
Michael Cirenza (retired 2/11/09)	Chairman	Member	Member
Number of Meetings held in FY09	5	1	2

Audit Committee

Our Audit Committee currently consists of A. John Kreft (Chairman), Stephen Bachelder, Eric O. Hallman and John J. Collins. The Board annually reviews the definition of independence for Audit Committee members and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule IM-5605-4 of the NASDAQ Marketplace Rules). Our Board has determined that Mr. Kreft is an “audit committee financial expert,” as such term is defined in applicable rules and regulations based on, among other things, he has an MBA in finance from the Wharton School of Business, 4 ½ years experience with two “Big 4” accounting firms, 17 years of investment banking/underwriting/advisory services with several brokerage firms such as Credit Suisse and Alex Brown and 3 years as CEO of a NASD broker dealer. Mr. Kreft has held at various times 5 levels of security licenses including General Securities Principal.

The formal report of our Audit Committee is included in this proxy statement. The Audit Committee’s responsibilities include, among other things:

•	the oversight of the quality of our consolidated financial statements and our compliance with legal and regulatory requirements;

•
the selection, evaluation and oversight of our independent registered public accountants, including conducting a review of their independence, determining fees for our independent registered public accountants, overseeing the independent registered public accountants’ audit work, and reviewing and pre-approving any non-audit services that may be performed by them;

•
the oversight of annual audit and quarterly reviews, including review of our consolidated financial statements, our critical accounting policies and the application of accounting principles and any material related-party transactions; and

•	the oversight of financial reporting process and internal controls, including a review of the adequacy of our accounting and internal controls and procedures.

Compensation Committee

Our Compensation Committee currently consists of Eric O. Hallman (Chairman), A. John Kreft, Stephen Bachelder and John J. Collins, each of whom is an independent director (as independence is currently defined in Rule IM-5605-4 of the NASDAQ Marketplace Rules). This proxy statement includes the report of our Compensation Committee and management’s Compensation Discussion & Analysis, included under the heading “Executive Compensation” herein, which focuses on executive compensation. Our Compensation Committee’s role includes setting and administering the policies governing the compensation of executive officers, including cash compensation and equity incentive programs, and reviewing and establishing the compensation of the Chief Executive Officer and other executive officers. Our Compensation Committee’s principal responsibilities, which have been authorized by the Board, are:

•
approving the compensation for the Chief Executive Officer and other executive officers (after considering the recommendation of our Chief Executive Officer with respect to the form and amount of compensation for executive officers other than the Chief Executive Officer);

•	approving the amount of and vesting of equity awards; and

•
advising the Board on our compensation and benefits matters, including making recommendations and decisions where authority has been granted regarding our restricted stock plan, bonuses and incentive compensation plans.

Our Compensation Committee does not delegate any of its responsibilities to other committees or persons. Participation by executive officers in the recommendation or determination of compensation for executive officers or directors is limited to (i) recommendations our Chief Executive Officer makes to our Compensation Committee regarding the compensation of executive officers other than himself and (ii) our Chief Executive Officer’s participation in Board determinations of compensation for non-employee directors.

Nominating and Governance Committee

Our Nominating and Governance Committee currently consists of Stephen Bachelder (Chairman), A. John Kreft, Eric O. Hallman and John J. Collins, each of whom is an independent director (as independence is currently defined in Rule 4200(a)(15) of the NASDAQ Marketplace Rules). The purpose of the Nominating and Governance Committee is to identify, screen and recommend to the Board qualified candidates to serve as directors, to develop and recommend to the Board a set of corporate governance principles applicable to us, and to oversee corporate governance and other organizational matters. The Nominating and Governance Committee’s responsibilities include, among other things:

•	reviewing qualified candidates to serve as directors;

•	aiding in attracting qualified candidates to serve on the Board;

•
considering, reviewing and investigating (including with respect to potential conflicts of interest of prospective candidates) and either accepting or rejecting candidates suggested by our stockholders, directors, officers, employees and others;

•	recommending to the full Board nominees for new or vacant positions on the Board and providing profiles of the qualifications of the candidates;

•	monitoring our overall corporate governance and corporate compliance program;

•	reviewing and adopting policies governing the qualification and composition of the Board;

•	recommending remuneration for non-employee Board members;

•
reviewing and making recommendations to the Board regarding Board structure, including establishing criteria for committee membership, recommending processes for new Board member orientation, and reviewing and monitoring the performance of incumbent directors;

•	recommending to the Board action with respect to implementing resignation, retention and retirement policies of the Board;

•	reviewing the role and effectiveness of the Board, the respective Board committees and the directors in our corporate governance process; and

•
reviewing and making recommendations to the Board regarding the nature and duties of Board committees, including evaluating the committee charters, recommending appointments to committees, and recommending the appropriate chairperson for the Board.

Director Nomination Procedures

The Nominating and Governance Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating and Governance Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating and Governance Committee, a stockholder must submit the recommendation in writing and must include the following information:

•	the name of the stockholder and evidence of the person’s ownership of our stock, including the number of shares owned and the length of time of ownership;

•	the name of the candidate, the candidate’s written detailed resume and a listing of his or her qualifications to be a director of the company and;

•	the written consent of the proposed candidate to be named as a nominee and to serve as a director if elected.

The stockholder recommendation and information described above must be sent to the Corporate Secretary at 701 Koehler Avenue, Suite 7, Ronkonkoma, New York 11779 and must be delivered to, or mailed and received by the Corporate Secretary not earlier than the one hundred fiftieth (150th) calendar day, and not later than the close of business on the one hundred twentieth (120th) calendar day, prior to the first anniversary of the immediately preceding year’s Annual Meeting of Stockholders.

The Nominating and Governance Committee believes that the minimum qualifications for serving as a director are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of Lakeland and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Governance Committee examines a candidate’s specific experiences and skills, relevant industry background and knowledge, time availability in light of other commitments, potential conflicts of interest, interpersonal skills and compatibility with the Board, and independence from management and the company. The Nominating and Governance Committee also seeks to have the Board represent a diversity of backgrounds and experience.

The Nominating and Governance Committee identifies potential nominees through independent research and through consultation with current directors and executive officers and other professional colleagues. The Nominating and Governance Committee looks for persons meeting the criteria above, and takes note of individuals who have had a change in circumstances that might make them available to serve on the Board — for example, retirement as a Chief Executive Officer or Chief Financial Officer of a company. The Nominating and Governance Committee also, from time to time, may engage firms that specialize in identifying director candidates. As described above, the Nominating and Governance Committee will also consider candidates recommended by stockholders.

Once a person has been identified by the Nominating and Governance Committee as a potential candidate, the committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Governance Committee determines that the candidate warrants further consideration by the committee, the Chairman or another member of the committee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating and Governance Committee requests a resume and other information from the candidate, reviews the person’s accomplishments and qualifications, including in light of any other candidates that the committee might be considering. The Nominating and Governance Committee may also conduct one or more interviews with the candidate, either in person, telephonically or both. In certain instances, Nominating and Governance Committee members may conduct a background check, may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating and Governance Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the committee may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Stockholder Communications with Directors

The Board has established a process to receive communications from stockholders. Stockholders may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent c/o Corporate Secretary, 701 Koehler Avenue, Suite 7, Ronkonkoma, New York 11779.

All communications received as set forth in the preceding paragraph will be opened by the office of our Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

Director Attendance at Annual Stockholder Meetings

We expect that each of our directors attend our Annual Stockholder Meetings, as provided in our Corporate Governance Guidelines. All of our directors were in attendance at the June 17, 2008 Annual Meeting of Stockholders.

Corporate Governance Guidelines and Practices

We are committed to good corporate governance practices and as such we have adopted formal Corporate Governance Guidelines. A copy of the Corporate Governance Guidelines may be found at our website at www.lakeland.com by following the headings “Financial Information/Corporate Governance.” Below are some highlights of our corporate governance guidelines and practices:

o
Board Independence.  We believe that the Board should be comprised of a substantial majority of independent directors and that no more than two management executives may serve on the Board at the same time. Currently, the Board has seven directors, five of whom are independent directors under the Marketplace Rules and only one who is an active member of management.

o	Board Committees. All of our Board committees consist entirely of independent directors.

o
Chairman, CEO and Lead Independent Director.  The offices of Chairman and Chief Executive Officer are held by two different people.  In our case the Chairman is not an independent director, thus the Board’s policy is to designate one of the independent directors to serve as the Lead Independent Director to preside at executive sessions of the independent directors, where any possible conflicts could arise.

o
Executive Session of Independent Directors.  The Board’s current practice is to hold an executive session of its independent directors at least once a year. In FY 2009, the independent members of our Board met in executive session three times.

o
Independent Advisors.  The Board and each committee has the power to hire independent legal, financial or other advisors at any time as they deem necessary and appropriate to fulfill their Board and committee responsibilities.

o
Directors Are Subject to our Code of Conduct.  Board members must act at all times in accordance with the requirements of our Code of Conduct. This obligation includes adherence to our policies with respect to conflicts of interest, ethical conduct in business dealings and respect for and compliance with applicable law. Any requested waiver of the requirements of the Code of Conduct with respect to any individual director or executive officer must be reported to, and subject to, the approval of the Board, or the Audit Committee.

o
Board Engagement.  The Board has regularly scheduled presentations from our finance, products, sales and marketing departments. The Board’s annual agenda also includes, among other items, the long-term strategic plan for us as well as management succession planning.

o	No Corporate Loans. Our stock plans and practices prohibit us from making corporate loans to employees for the exercise of stock options or for any other purpose.

o
New Director Orientation.  New directors are provided with orientation information designed to familiarize new directors with our businesses, strategies and challenges, and to assist new directors in developing and maintaining the skills necessary or appropriate for the performance of their responsibilities.

Code of Ethics

The Board adopted our Code of Ethics on December 1, 2000 that applies to all officers, directors and employees. The Code of Ethics is available on our website at www.lakeland.com under the headings “Investor Relations/Corporate Governance.” Amendments to, and waivers from, the Code of Ethics will be disclosed at the same website address provided above and in such filings as may be required pursuant to applicable law or listing standards. We intend to satisfy the disclosure requirement under Item 5.05(c) of Form 8-K regarding certain amendments to, or waivers from a provision of this code of ethics by posting such information on our website at www.lakeland.com under “Corporate Governance”.

Whistleblower Procedures

In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by our employees of concerns regarding accounting or auditing matters. We have established a confidential email and hotline for employees to report violations of our Code of Ethics or other company policy and to report any ethical concerns.

Director and Executive Officer Stock Transactions

Under the regulations of the SEC, directors and executive officers are required to file notice with the SEC within two (2) business days of any purchase or sale of the Company’s stock. Information on filings made by any of our directors or executive officers can be found on the Company’s website at http://www.lakeland.com under “Investor Relations” then “Insiders, or “all SEC filings” Form 4(s)”

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
ELECTION OF THE BOARD’S THREE NOMINEES IDENTIFIED ABOVE
IN PROPOSAL NO. 1 ON THE PROXY CARD

PROPOSAL NO. 2

PROPOSAL TO APPROVE THE LAKELAND INDUSTRIES, INC. 2009 RESTRICTED STOCK INCENTIVE PLAN AND THE PERFORMANCE GOALS SET FORTH THEREIN
(Item 2 on Proxy Card)

General

The Board of Directors adopted the Lakeland Industries, Inc 2009 Restricted Stock Incentive Plan (the “2009 Incentive Plan” or the “Plan”) on April 13, 2009, subject to approval of the Company’s shareholders. The 2009 Incentive Plan is intended to provide equity-based compensation to executive officers and other key employees of the Company, its subsidiaries and affiliates. The Plan also provides for the establishment of performance goals that will be used to define the vesting period for performance-based equity awards granted under the Plan. If approved by shareholders at the Annual Meeting, the Plan will become effective immediately. The Plan and the performance goals are discussed in more detail below. The full text of the 2009 Incentive Plan is included as Exhibit A to this Proxy Statement. The following description of the material features of the 2009 Incentive Plan is qualified in its entirety by reference to that text.

The grant or award of equity-based incentives is intended to enable the Company to attract, retain and reward key employees and to strengthen the mutuality of interests between key employees and the Company’s shareholders.  Thus, in 2009, the Company plans to grant restricted stock in lieu of stock options as the primary equity-based incentive for executives and other key employees. The Company believes that, among other benefits, the transition from stock options to restricted stock awards will result in a better alignment between the interests of executives and other key employees and the Company’s shareholders, will permit recipients to more easily understand the value of the grants received and will promote the accuracy and transparency of the Company’s financial reporting. Performance goals will be established by the Compensation Committee of the Board of Directors (the “Committee”).

Shareholder Approval Requirements

The Plan is being submitted to the Company’s shareholders for approval pursuant to Sections 162(m) and 422 of the Internal Revenue Code, as amended (the “Code”).   Section 162(m) of the Code limits to $1 million per year the deduction allowed for Federal income tax purposes for remuneration paid to a “covered employee” of a public company (“Deduction Limit”). Under Section 162(m), the term “covered employee” includes the chief executive officer and the four other most highly compensated executive officers. The Deduction Limit applies to remuneration which does not qualify for any of the limited number of exceptions provided for in Section 162(m).

Under Section 162(m), the Deduction Limit does not apply to “performance-based compensation” if the following requirements are met: (a) the compensation must be payable on account of the attainment of one or more pre-established objective performance goals; (b) the performance goals must be established by a compensation committee of the Board of Directors that is comprised solely of two or more “independent directors”; (c) the material terms of the compensation and performance goals must be disclosed to and approved by shareholders before payment; and (d) the compensation committee must certify in writing that the performance goals have been satisfied prior to payment.

However, restricted stock that vests after the expiration of a specific period of time, rather than upon the achievement of pre-established performance goals, will not be exempt from the Deduction Limit, and the income realized in connection with such time-based restricted stock will be included, together with other non-exempt compensation, to determine whether a specific covered employee’s compensation exceeds the Deduction Limit.

Stock options, on the other hand, are generally treated as “performance-based compensation” which is exempt from the Deduction Limit of Section 162(m), provided that the exercise price is equal to or greater than the fair market value of the employer’s stock on the date of grant. Under these circumstances, the amount earned, if any, results solely from an increase in the employer’s stock price. The awards must be approved by a board committee comprised solely of independent directors. Further, to qualify for the exemption, the material terms of the plan must be disclosed to and approved by shareholders and the plan must state the maximum number of shares that may be awarded to any employee under the plan within a specified period.

If the shareholders fail to approve the 2009 Incentive Plan, the Plan will not become effective. In that event, the Board of Directors may consider adopting other incentive programs without any shareholder approval, provided the Company can do so in compliance with applicable laws, in order to maintain the competitiveness of the Company’s executive compensation program, and some or all of the compensation earned under such a program might likewise be subject to the Deduction Limit.

Administration

 The 2009 Incentive Plan will be administered by the Committee, although under the Plan the Committee may delegate aspects of the day-to-day administration of the Plan to officers, employees or agents of the Company. The Committee consists of not less than three directors of the Company, all of whom are “independent” directors, as defined in Section 162(m) of the Code, and “non-employee” directors, as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the “1934 Act”). Committee members serve at the pleasure of the Board.

The Committee will have full power to interpret and administer the 2009 Incentive Plan, and full authority to select the individuals to whom awards will be granted.  It will determine the type and amount of awards to be granted, the consideration (if any) to be paid for such awards, the timing of such awards, the terms and conditions of awards granted, and the terms and conditions of the related award agreements which will be entered into with any executive or other key employee to whom an award is granted under the Plan (“Participant”). As to time-based restricted stock, the Committee will also determine the time periods and other conditions upon which such restricted shares will vest.

The Committee will also have the authority to adopt, alter, change and repeal such rules, regulations, guidelines and practices governing the 2009 Incentive Plan as it deems advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and any award agreement relating thereto), and otherwise to supervise the administration of the Plan.

Eligibility

Officers, directors and other key employees of the Company and its subsidiaries and affiliates who are responsible for or contribute to the management, growth or profitability of the business of the Company, its subsidiaries or affiliates (“Eligible Persons”) will be eligible to receive awards under the Plan. “Affiliate” is defined under the Plan to mean any entity (other than the Company and its subsidiaries) that is designated by the Board as a participating employer under the Plan.

Stock Subject to the Plan

The total number of the Company’s Common Shares, $0.01 par value, reserved and available for awards under the Plan is 253,000, subject to adjustment as discussed below. All shares issued under the Plan will consist only of authorized and unissued shares or treasury shares. The closing price of the Company’s Common Shares on the NASDAQ on April 27, 2009, was $7.46 per share.

The categories and number of shares in each category presently contemplated for issuance under the Plan by the Committee are as follows:

Restricted stock grants – employees	132,000
Restricted stock grants – directors	44,000
Matching award program	33,000
Bonus in stock program – employees	33,000
Retainer in stock program – directors	11,000
Total	253,000

No Participant may be granted awards under the Plan with respect to an aggregate of more than 33,000 shares of stock (subject to adjustment as described below) during any calendar year.

If any stock subject to any award granted under the Plan is forfeited, or an award otherwise terminates or expires without the issuance of stock, such stock will again be available for distribution in connection with future awards under the Plan, unless the Participant has received dividends or other “benefits of ownership” with respect to such stock as defined in the Plan. In such a case, the shares which were the subject of the award in question will not be available for future awards.

In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, reverse share split, combination of shares or other change in the corporate or capital structure of the Company affecting the Company’s Common Shares, an appropriate substitution or adjustment will be made in (i) the aggregate number of shares of stock reserved for issuance under the Plan, (ii) the maximum number of shares that may be subject to awards granted under the Plan to any Eligible Person during any calendar year or other period, (iii) the number and option exercise price of shares subject to outstanding options granted under the Plan, and (iv) the number of shares subject to restricted stock awards granted under the Plan, as may be approved by the Committee to prevent dilution or enlargement of rights, and (v) the ability to accelerate vesting periods.

Restricted Stock

Performance Goals

For restricted stock awards that are performance based, the Committee will from time to time establish performance goals and other conditions that must be satisfied as a condition to vesting under the Plan. Such performance goals, which serve as guidelines only for the Committee members, may include one or more of the following measures, as determined by the Committee: Return on Equity (ROE), Return on Investment (ROI), Return on Assets (ROA), Sales, Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), or Earnings Per Share (EPS).   Performance goals may be measured on a Company-wide, subsidiary or business-unit basis, or any combination thereof, as determined by the Committee and the Committee reserves the right to alter, amend or waive the necessity for achievement of specific goals in its discretion.  Performance goals may also reflect the performance of the Company, a subsidiary or business unit alone, or may involve a relative comparison of such performance to the performance of a peer group of entities or other external measure selected by the Committee.  As a general matter, the Committee presently intends to establish goals that measure performance over a three year period, at the end of which an evaluation will be made by the Committee, in its judgment, as to the degree to which the goals have been met.  The Committee will designate, based on its judgment of Company performance, one of the three categories for the stock plan:  Zero, baseline or maximum.

General Terms and Conditions for Restricted Stock Awards

Restricted stock awarded under the Plan will be subject to the following terms and conditions and will contain such additional terms and conditions as the Committee deems advisable:

o	The purchase price will be determined by the Committee at the time of grant and may be equal to par value, zero or otherwise.

o	A Participant who accepts the award of restricted stock must deliver an executed copy of the Restricted Stock Award Agreement to the Company and pay the required purchase price (if any).

o	Each Participant will receive a stock certificate registered in his or her name that bears a legend referring to the terms, conditions and restrictions applicable to the award.

o
The stock certificates evidencing such shares of restricted stock with a related stock power will be delivered to and held by the Company until the restrictions have lapsed or any conditions to the vesting of such award have been satisfied.

o	At the discretion of the Company, such stock may be held in book entry form. In such event, no stock certificates will be issued to the Participant.

o
Restricted stock awards may include either time-based or performance-based restricted stock, or both. Awards of time-based restricted stock will vest, and all restrictions thereon will terminate, upon the lapse of the period of time specified by the Committee at the time of grant, provided all other conditions to vesting have been met. Performance-based restricted stock awards will vest and all restrictions thereon will terminate upon the certification by the Committee of the achievement of the specified performance goals, provided all other conditions to vesting have been met.

o
Except as permitted by the Committee or by will or the laws of descent and distribution, a Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber the shares of restricted stock.

o
Except as provided in the Plan or the applicable award agreement, a Participant will have all of the rights of a shareholder of the Company, including the right to vote the stock and the right to receive any dividends declared by the Board of Directors. At the time of the award, the Committee may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional restricted stock to the extent shares are then available or otherwise reinvested. Stock dividends will be treated as restricted stock subject to the same restrictions, terms and conditions applicable to the Plan shares.

o
If a Participant’s employment by the Company or any subsidiary or affiliate terminates by reason of death or permanent disability, any restricted stock held by such Participant at the time of death as to which restrictions remain at the time of such death or permanent disability shall immediately lapse. However, if, in the case of such death or disability the vesting of an award is conditioned on or subject to the achievement of specified performance goals, and such performance goals must be achieved prior to the earlier of the expiration of such one year period or the expiration date of the award, such stock will vest, or such restrictions shall lapse, as of the date of such death or disability. The balance of the restricted stock will be forfeited.

o
Unless otherwise determined by the Committee, and except for a “qualifying retirement” (discussed below), if a Participant’s employment by the Company or any subsidiary or affiliate terminates for any reason other than death or disability, all restricted stock held by such Participant which is unvested or subject to restriction at the time of such termination will be immediately forfeited.

o
If a Participant’s employment with the Company or any of its subsidiaries or affiliates terminates for any reason other than death, disability or the involuntary termination for cause (as defined in the Plan), and if immediately prior thereto (i) the Participant is 55 years of age or older, and (ii) the sum of the Participant’s age and completed years of service as an employee of the Company or its subsidiaries or affiliates (disregarding fractions in both cases) totals 70 or more (a “qualifying retirement”), the following provisions will apply:

o	All shares of restricted stock which have previously vested will be free of restrictions.

o	With respect to any time-based restricted stock award which has not vested, effective as of the Participant’s retirement date:
▪	(a) fifty percent (50%) of the award will remain in effect and, on the vesting date, shall become vested and free of restrictions;
▪	(b) fifty percent (50%) of the award will be terminated.

o
With respect to any performance-based restricted stock award which has not vested, effective as of the Participant’s retirement date: (a) fifty percent (50%) of the award will remain in effect and will vest upon the achievement of the related performance goals (unless an award expires according to its terms prior to the satisfaction of the performance goals, in which event the award will terminate and applicable shares of restricted stock will be forfeited); and (b) fifty percent (50%) of the award will terminate. However, in the case of the Chief Executive Officer or a member of his or her direct reporting group who has given the Company written notice at least one (1) full year prior to his or her qualifying retirement, and all unvested performance-based restricted stock, and all  of the shares covered by such awards will remain in effect and will vest upon the achievement of the related performance goals (unless an award expires according to its terms prior to the satisfaction of the performance goals, in which event the award will terminate and applicable shares of restricted stock will be forfeited).

o
If the Committee determines that a Participant is or has engaged in any disqualifying activity (as defined below), then the Participant will have the right to receive all shares of restricted stock which are vested as of the disqualification date and any award not yet vested as of the disqualification date will terminate. Any determination by the Committee will be final and conclusive. For purposes of this provision, the term “disqualifying activity” include, among other activities

o
directly or indirectly being an owner, officer, employee, advisor or consultant to a company that competes with the Company or its subsidiaries or affiliates to an extent deemed material by the Committee, or

o	disclosure to third-parties or misuse of any confidential information or trade secrets of the Company, its subsidiaries or affiliates, or

o	any material violation of the Company’s Code of Business Conduct and Ethics or any other agreement between the Company and the Participant, or

o	any material violation of the Company’s Code of Business Conduct and Ethics or any other agreement between the Company and the Participant, or

o
failure in any material respect to perform assigned responsibilities as an employee of the Company or any of its subsidiaries or affiliates, as determined by the Committee, in its sole judgment, after consulting with the Chief Executive Officer.

o
The ownership of less than 2% of the outstanding voting securities of a publicly traded corporation which competes with the Company or any of its subsidiaries or affiliates will not constitute a disqualifying activity.

o	The term “disqualifying date” is defined in the Plan as the earliest date as of which the Participant engaged in any disqualifying activity, as determined by the Committee.

Amendments and Termination

The Board may amend, alter or discontinue the Plan at any time, provided that the rights under any award previously granted under the Plan may not be impaired without the Participant’s consent. The Company will submit to the shareholders of the Company, for their approval, any amendments to the Plan which require shareholder approval, either by law or the rules and regulations of any governmental authority or any stock exchange upon which the stock is then traded. The Company’s Common Shares are currently listed on the National NASDAQ market. In any event, subject to changes in law or other legal requirements that would permit otherwise, the 2009 Incentive Plan may not be amended without shareholder approval, to (a) increase the total number of shares of stock that may be issued under the Plan or to any individual during any calendar year (except for adjustments described above), (b) permit the granting of stock with exercise prices lower than 100% of the fair market value of the stock on the date of the grant, or (c) substantially change the performance goals which are specified in the Plan and discussed under “Restricted Stock” above.

In the case of any stock option award, the Company will not, without the Participant’s consent, reduce the exercise price relating to a stock grant or, reduce the purchase price (if any) of stock which is subject to an outstanding award; nor will any such amendment be made which would make the applicable exemptions provided by Rule 16b-3 under the 1934 Act unavailable to any person holding an award without that person’s consent. In addition, no performance-based award may be amended if such amendment would adversely affect the award’s qualification as performance-based compensation under Section 162(m) of the Code.

Subject to the above provisions, the Board will have all necessary authority to amend the Plan to take into account changes in applicable securities, tax laws and accounting rules, or otherwise as it seems necessary or appropriate.

Federal Income Tax Consequences of the Equity Incentive Plan

The following is a brief summary of the general federal income tax consequences of transactions under the Plan based on federal income tax laws in effect as of January 31, 2009. This summary is not intended to be exhaustive and does not describe any foreign, state or local tax consequences.

Tax Treatment of Restricted Stock

Unless a Participant makes an election under Section 83(b) of the Internal Revenue Code, restricted stock awards are not included in his or her income until the award vests. At vesting, the Participant is taxed, at ordinary income rates, on the fair market value of the stock on the vesting date. Any subsequent appreciation in the stock price would be taxed at capital gains rates (assuming the stock has been held for a period of more than one (1) year from the date of vesting).

Within 30 days of receipt of a restricted stock award, a Participant may elect, under Section 83(b) of the Internal Revenue Code, to include in ordinary income on the date of receipt of the restricted stock the fair market value of the stock (without taking into account any restrictions other than those which by their terms never lapse) reduced by the amount, if any, that he or she pays for the stock. Any subsequent appreciation would then be eligible for capital gain treatment (assuming the stock has been held for a period of more than one (1) year from the date of grant).

In general, the Company is entitled to a deduction equal to the amount included in the Participant’s ordinary income in the year in which such amount is reported for tax purposes by the Participant, provided the Company satisfies applicable withholding and reporting requirements. The amount of the deduction may be limited under Section 162(m) of the Code if a covered employee’s non-performance-based compensation exceeds $1 million in any year.

Directors’ Incentive Shares

With respect to up to 44,000 shares authorized under the Plan, the Committee may grant equity-based awards to its non-management directors.  The grant of such awards is designed to align a significant portion of the director compensation package with the long-term interests of the Company's shareholders by providing an incentive that focuses attention on managing the Company from the perspective of an owner with an equity stake in the business.

The shares set aside for non-management directors may be registered by the Company in a Form S-8 filed with the SEC so that the shares can be fully registered and freely transferable.  They will be, however, subject to 3 year performance vesting.  For 2009, subject to shareholder approval of the Plan, a maximum of 44,000 shares has been awarded to directors all of which are subject to the performance goals above.

Matching Award Program

Lakeland has established a mandatory share ownership program. The first phase of this program requires officers and members of the Board of Directors to hold a minimum of 3,000 shares each by the later of July 2010 or three years from the date the individual is appointed to a position subject to the share ownership program.

To encourage officers and directors subject to the mandatory ownership requirements to buy Lakeland shares, the Plan includes a matching award program to provide an incentive to the officers and directors to purchase Lakeland shares and 33,000 shares under the Plan have been reserved for that purpose. For each two shares an executive subject to the ownership requirements purchases during the three year compliance period, the Committee will grant the executive a one share stock bonus award under the 2009 Incentive Plan in the form of restricted stock, up to a maximum match per participant of 3,000 shares. These matching awards vest as to 100% of the shares subject to the award three years after the award date, or on the officer’s death or disability and a pro-rata basis upon certain terminations of employment. (Time-vesting at the end of the three year period).

Stock Bonus Award and Director Stock Award

As part of the Plan, for the same group of key employees eligible for the Restricted Stock Plan, shares may be granted as part of an annual bonus (the “Stock Bonus Award”).  A cash bonus amount for each eligible individual shall be determined in the usual manner by the Board.  Once determined, the recipient shall have the option of accepting the bonus in cash or 133% of the cash amount in stock from the Plan.  Should stock be chosen, the amount of shares may be netted for taxes to be withheld on such stock.  Such shares shall be subject to 2 year time vesting.  A total of 33,000 shares have been reserved for this program.

Term of Plan

No award will be granted pursuant to the 2009 Incentive Plan on or after June 18, 2019, but awards granted prior to such date may extend beyond that date.

Other Benefit Plans for Executives and Other Key Employees

The Company maintains other benefits and plans to compensate and reward executives and other key employees in addition to their regular salary. Each such employee has the potential to earn an annual cash bonus, is eligible to participate in the Company’s 401k plan and may participate in the health and other employee benefit plans that are generally available to regular employees of the Company who satisfy minimum requirements. Further information concerning certain of the Company’s annual cash bonus plans can be found beginning on page 33 of this proxy statement.

Vote Required for Approval

The affirmative vote of a majority of the votes cast on this proposal, provided the total number of votes cast represents a majority of the outstanding Common Shares, is required for the approval of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE INCENTIVE PLAN.

IN PROPOSAL NO. 2 ON THE PROXY CARD

PROPOSAL NO. 3

RATIFICATION OF SELECTION OF WARREN, AVERETT, KIMBROUGH & MARINO LLC
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has selected Warren, Averett, Kimbrough & Marino LLC or (“Warren Averett”), as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending January 31, 2010, and has directed that management submit the selection of Warren, Averett, Kimbrough & Marino LLC as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. A representative of Warren, Averett, Kimbrough & Marino LLC is expected to be present or available by phone at the Annual Meeting and will be available to respond to appropriate questions from our stockholders and will be given an opportunity to make a statement if he or she desires to do so.

Previous independent accountant

On April 27, 2009, Lakeland Industries, Inc. (the “Company”) notified Holtz Rubenstein Reminick LLP (“Holtz”) that effective April 27, 2009 the Company decided to dismiss Holtz as the Company’s independent registered public accounting firm. The decision to dismiss Holtz was made and approved by the Audit Committee of the Board of Directors. A representative of Holtz Rubenstein Reminick LLP will not be present at the Annual Meeting.

The audit reports of Holtz on the Company’s financial statements for the fiscal years ended January 31, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and the subsequent interim period through April 27, 2009, the Company had no disagreements with Holtz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to their satisfaction would have caused Holtz to make reference to the subject matter of the disagreement in connection with its reports.

As reported in the Auditors Report on Internal Controls over Financial Reporting included in the Company’s Form 10-K for the fiscal years ended January 31, 2009 and 2008, Holtz advised the Company that certain of its internal controls over financial reporting were not effective.

The Company has provided Holtz with a copy of the disclosures required by Item 304(a) contained in this Report on Form 8-K and has requested that Holtz furnish the Company with a letter addressed to the SEC stating whether Holtz agrees with the statements made by the registrant in this Form 8-K and, if not, stating the respects in which it does not agree. A copy of Holtz’s letter dated April 28, 2009 is filed as Exhibit 16.1 to this Form 8-K.

New independent accountant

Effective as of April 28, 2009, the Company engaged Warren, Averett, Kimbrough & Marino LLC (“Warren Averett”) as its new independent registered public accounting firm. The decision to engage Warren Averett was made and approved by the Audit Committee of the Board of Directors.

During the two most recent fiscal years and through April 27, 2009, the Company has not consulted with Warren Averett regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as that term is described in Item 304(a)(1)(iv) of Regulation S-K).

Stockholder ratification of the selection of Warren, Averett, Kimbrough & Marino LLC as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Audit Committee is submitting the selection of Warren, Averett, Kimbrough & Marino LLC to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may in its discretion direct the appointment of different independent registered public accountants at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote will be required to ratify the selection of Warren, Averett, Kimbrough & Marino LLC.  Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” RATIFICATION OF THE SELECTION OF
WARREN, AVERETT, KIMBROUGH & MARINO LLC
AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

IN PROPOSAL NO. 3 ON THE PROXY CARD

Fees Paid to Holtz Rubenstein Reminick LLP
For Fiscal Years 2008 and 2009

For the fiscal years ended January 31, 2009 and January 31, 2008, the total fees we incurred for services by our independent registered public accounting firm, Holtz Rubenstein Reminick LLP, were as follows:

	2008		2009
Audit Fees (1)	$292,000		$359,100
Tax Preparation Fees(2)	35,000		35,000
All Other Fees	74,000	(b)	44,000
Total	$401,000		$438,100

(1)
Fees for professional services rendered in connection with the audit of our annual financial statements in our Forms 10-K, including income tax provision procedures, the reviews of the financial statements included in our Forms 10-Q, services related to acquisitions, overseas statutory audits, consents to Securities and Exchange Commission (the “SEC”) filings, assistance with review of documents filed with the SEC, and attestation-related services in connection with Section 404 of the Sarbanes-Oxley Act of 2002.

(2)	Fees for professional services rendered in connection with tax services including tax compliance, tax advice and tax planning, as follows:

a. Tax Compliance/Preparation Fees:  $35,000 for 2008 and 2009, respectively, representing fees in connection with tax compliance preparation services including assistance in the preparation of our U.S. federal, state and local tax returns as well as international subsidiaries returns, tax audits and appeals, and tax services for employee benefit plans; and

b. Tax Consulting Fees:   $48,855 and $41,400 (included in “All Other Fees”, above) for 2008 and 2009, respectively, representing fees in connection with tax consulting services including tax advice related to an IRS audit, mergers and acquisitions and restructuring of foreign operations.

The Audit Committee determined that the rendering of non-audit services by Holtz Rubenstein Reminick LLP was compatible with maintaining their independence.

Financial Information Systems Design and Implementation Fees

During the years ended January 31, 2009 and 2008, Holtz Rubenstein Reminick LLP rendered no professional services to us in connection with the design and implementation of financial information systems.

Audit Committee Pre-Approval Policy

In accordance with applicable laws and regulations, the Audit Committee reviews and pre-approves any non-audit services to be performed by our independent registered public accounting firm to ensure that the work does not compromise their independence in performing their audit services.  The Audit Committee generally also reviews and pre-approves all audit, audit related, tax and all other fees, as applicable.  In some cases, pre-approval is provided by the full committee for up to a year, and relates to a particular category or group of services and is subject to a specific budget and SEC rules. In other cases, the chairman of the Audit Committee has the delegated authority from the committee to pre-approve additional services, and such pre-approvals are then communicated to the full Audit Committee at its next meeting.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee of the Board of Directors of Lakeland Industries, Inc., describing the Audit Committee’s responsibilities and practices, specifically with respect to matters involving Lakeland’s accounting, auditing, financial reporting and internal control functions. Among other things, the Audit Committee reviews and discusses with management and with Lakeland’s independent registered public accounting firm the results of Lakeland’s year-end audit, including the audit report and audited financial statements. We, the members of the Audit Committee of the Board, are presenting this report for the fiscal year ended January 31, 2009.

The Audit Committee acts pursuant to a written charter that was originally adopted by the Board in 2001. The Nominating and Governance Committee and the Board consider membership of the Audit Committee annually. The Audit Committee reviews and assesses the adequacy of its charter annually. The Audit Committee held five meetings during the fiscal year ended January 31, 2009.

All members of the Audit Committee are independent directors, qualified to serve on the Audit Committee pursuant to Marketplace Rules. In accordance with its charter, the Audit Committee oversees accounting, financial reporting, internal control over financial reporting, financial practices and audit activities of Lakeland and its subsidiaries. The Audit Committee provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Audit Committee’s members in business, financial and accounting matters. The Audit Committee relies, without independent verification, on the information provided by Lakeland and on the representations made by management that the financial statements have been prepared with integrity and objectivity, on the representations of management, and the opinion of the independent registered public accounting firm that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States, or GAAP.

In connection with its review of Lakeland’s audited financial statements for the fiscal year ended January 31, 2009, the Audit Committee reviewed and discussed the audited financial statements with management and discussed with Holtz Rubenstein Reminick LLP (“HRR”), Lakeland’s independent registered public accounting firm, the matters required to be discussed by SAS 114 (Codification of Statements on Auditing Standards, AU §380). The Audit Committee received the written disclosures and the letter from HRR required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with HRR its independence from Lakeland. The Audit Committee has also considered whether the provision of certain permitted non-audit services by HRR is compatible with their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in Lakeland’s Annual Report on Form 10-K for its fiscal year ended January 31, 2009, for filing with the SEC.

During Fiscal 2009, the Audit Committee met with management and Lakeland’s independent registered public accountants and received the results of the audit examination, evaluations of Lakeland’s internal controls and the overall quality of Lakeland’s financial organization and financial reporting. The Audit Committee also meets at least once each quarter with Lakeland’s independent registered public accountants and management to review Lakeland’s interim financial results before the publication of Lakeland’s quarterly earnings press releases. The Audit Committee believes that a candid, substantive and focused dialogue with the independent registered public accountants is fundamental to the committee’s responsibilities. To support this belief, the Audit Committee meets separately with the independent registered public accountants without the members of management present on at least an annual basis.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by Lakeland regarding accounting, internal accounting controls, or auditing matters, including the confidential, anonymous submission by Lakeland employees, received through established procedures, of concerns regarding questionable accounting or auditing matters. We have established a confidential email and hotline for employees to report violations of Lakeland’s Code of Ethics or other company policies and to report any ethical concerns.

The information contained in this report shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that Lakeland specifically incorporates it by reference into such filing.

Audit Committee: A. John Kreft (Chairman), John J. Collins, Stephen Bachelder, and Eric O. Hallman

EXECUTIVE OFFICERS

Our Executive Officers are appointed by our Board and serve at its discretion. Set forth below is information regarding our current Executive Officers:

Name	Position	Age
Christopher J. Ryan	Chief Executive Officer, President, General Counsel and Secretary	57
Gregory Willis	Executive Vice President	52
Gary Pokrassa	Chief Financial Officer	61
Harvey Pride, Jr.	Senior Vice President, Manufacturing	62
Paul Smith	Vice President, Sales	42
Gregory Pontes	Vice President, Manufacturing	42
Phillip Willingham	Vice President, MIS	51
Charles Roberson	Vice President, International Sales	46

Biographical information regarding our Senior Executive Officers can be found in our Annual Report on Form 10-K for the fiscal year ended January 31, 2009.

EXECUTIVE COMPENSATION

We currently qualify as a “smaller reporting company” as such term is defined in Rule 405 of the Securities Act of 1933, as amended, and Item 10 of Regulation S-K.  Accordingly, and in accordance with relevant Securities and Exchange Commission rules and guidance, we have elected, with respect to the disclosures required by Item 402 (Executive Compensation) of Regulation S-K, to comply, in some cases, with the requirements applicable to larger companies and, in other cases, with the disclosure requirements applicable to smaller reporting companies.  The following Executive Compensation Overview is not comparable to the “Compensation Discussion and Analysis” that is required of SEC reporting companies that are not smaller reporting companies.

Executive Compensation Overview

Compensation Committee. The Compensation Committee of the board of directors (the “Committee”) assists the board of directors of the Company in discharging its responsibilities relating to compensation of the Company’s executive officers and supervision of the Company’s Restricted Stock and 401-K Plans. The Committee reports to the board of directors and is responsible for:

▪	Developing guidelines for, and reviewing the compensation and performance of, the Company’s executive officers;
▪	Evaluating the executive officers’ performance in light of these goals and objectives; and
▪	Making recommendations to the board of directors regarding the management contracts of executive officers when they are proposed or renewed.

The Committee also is responsible for approving the compensation of the Chief Executive Officer.

Compensation Philosophy and Objectives. The Company seeks to pay its executive officers total compensation that is competitive with other companies of comparable size and complexity. Generally, the types of compensation and benefits provided to the Chief Executive Officer and other executive officers are comparable to those provided to other executive officers of small cap, publicly traded and similarly sized companies in the industry in which the Company operates.

The compensation policies of the Company are designed to:

▪	Increase stockholder value,
▪	Increase the overall performance of the Company,
▪	Attract, motivate and retain experienced and qualified executives, and
▪	Incentivize the executive officers to achieve the highest level of Company financial performance.

While the Company seeks to maintain competitive compensation arrangements for its executives, it also strongly believes that the competitiveness of the compensation packages should be based on the total compensation achievable by the executive officers and that a portion of that compensation should be linked to the performance of the Company. Accordingly, the executive compensation packages provided to the Chief Executive Officer and the other executive officers are structured to include, among other things and in addition to base salary and benefits, equity incentives. A reasonable portion of the compensation packages for executive officers is in the form of Restricted Stock grants, which are intended to provide incentives to executive officers to achieve long-term growth in the price of the Company’s common stock and additionally annual cash bonus opportunities, which are intended to reward executive officers for meeting annual financial performance goals. Overall compensation levels are set such that, for executive officers to achieve a competitive compensation level, there must be both growth in the market price of the Company’s common stock and growth in the Company’s earnings and revenues at rates that equal or exceed the recent growth rate of the Company’s earnings and revenues.  The determination that such goals have been met and merit pay-outs pursuant to the incentive-portion of the overall compensation rests with the Committee.

The Committee believes that executive officer compensation should seek to align the interests of executives with those of the Company’s stockholders, by seeking to reward long-term growth (not short term) in the value of the Company’s common stock and to reward the achievement of annual financial goals by the Company. The incentive components of compensation, Restricted Stock grants and annual cash bonuses, for executive officers are linked to corporate financial performance as well as individual goals. This is intended to keep the executive team focused on the core goal of overall long term corporate performance.

When setting or recommending compensation levels, the Committee considers the overall performance of the Company, the individual performance of each of the executive officers, and their individual contributions to and ability to influence the Company’s performance, and also seeks to encourage teamwork amongst the executives. The Committee believes that the level of total compensation, including base salary, bonus, restricted stock grants and benefits, of executives should generally be maintained to compete with other public and private companies of comparable size and complexity. The Committee bases its determinations on a variety of factors, including the personal knowledge of market conditions that each member of the Committee has gained in his own experience managing businesses, salary surveys available to the Company, the knowledge of the Chief Executive Officer and other executives as to local market conditions, and information learned regarding the compensation levels at other small cap companies in the industrial apparel industry and other similarly sized businesses. The Committee periodically evaluates the types and levels of compensation paid by the Company to ensure that it is able to attract and retain qualified executive officers and that their compensation remains comparable to compensation paid to similarly situated executives in comparable companies.

The following describes in more specific terms the elements of compensation that implement the compensation philosophy and objectives described above, with specific reference to compensation earned by the named executive officers for the fiscal year ended January 31, 2009.

Base Salaries. The base salary of each of our named executive officers is fixed pursuant to the terms of their respective employment agreements with us at the time a person initially becomes an executive officer by evaluating the responsibilities of the position, the experience and knowledge of the individual and the competitive marketplace at that time for executive talent, including a comparison to base salaries for comparable positions (considered in the context of the total compensation paid by such companies). Salaries are reviewed from time to time thereafter, generally in connection with the expiration of employment agreements or when other considerations warrant such review in the discretion of the Committee and board of directors, considering the foregoing factors as well as the executive’s performance and the other factors considered in setting total compensation described above.

When salary adjustments are considered, they are made in the context of the total compensation for executive officers, consistent with the core principles discussed earlier in this Compensation Discussion and Analysis, included under the header “Executive Compensation” herein. In each case, the participants involved in recommending and approving salary adjustments consider the performance of each executive officer, including consideration of new responsibilities and the previous year’s corporate performance. Individual performance evaluations take into account such factors as achievement of specific goals that are driven by the Company’s strategic plan and attainment of specific individual objectives. The factors impacting base salary levels are not assigned specific weights but are considered as a totality, against the backdrop of the Company’s overall compensation philosophy, and salary adjustments are determined in the discretion of the Committee and the board of directors. The majority of base salaries paid in FY09 were set in prior years; no base salary adjustments were made in FY09, for those executive officers under contract.

Bonuses. The Company has historically paid annual bonuses to its executive officers based on corporate performance, as measured by reference to factors which the Committee believes reflect objective performance criteria over which management generally has the ability to exert some degree of control. For each of our named executive officers, all cash bonuses are at the discretion of the Committee, when formulas are set.

Restricted Stock Grants. A third component of executive officers’ compensation is grants of Restricted Shares of common stock issued pursuant to the 2006 Equity Incentive Plan. The Committee or the full Board of Directors grants Restricted Stock to the Company’s executives in order to align their interests with the interests of the stockholders.  In the fiscal year ended January 31, 2009, 3,000 options were granted to the Company’s directors; however no options to executive officers were made.  Restricted stock grants are considered by the Company to be an effective long-term incentive because the executives’ gains are linked to increases in stock value, which in turn provides stockholder gains. Restricted Stock was granted to executive officers in accordance with the terms of the 2006 Equity Incentive Plan approved by the Company’s shareholders in June 2006. The full benefit of the Restricted Stock grants is realized only as a result of appreciation of the stock price in future periods, thus providing an incentive to create value for the Company’s stockholders through appreciation of stock price. The Restricted Stock granted to executive officers “cliff” vest at the end of three years, which the Company believes makes the grants a more effective retention incentive.

Restricted Stock grants made to the executive officers in the fiscal year ended January 31, 2009 reflected the significant individual contributions the Committee expects they will make to the Company’s operations and implementation of the Company’s development and growth programs, and the amounts of such grants were determined based on the same considerations discussed above in the context of setting salaries and annual bonuses. The number of shares of Restricted Stock granted is not tied to a formula or comparable company target ranges, but rather determined at the end of the three-year performance period in the discretion of the Committee and the Board of Directors consistent with the compensation philosophy described above.  At the end of the three-year performance period, the determined number of shares (baseline, minimum, maximum or zero) will then vest.

Setting Executive Compensation. Base salaries and other compensation for the Chief Executive Officer and other executive officers are set by the Committee and reflect a number of elements including recommendations by Mr. Ryan as to the other executive officers based on evaluation of their performance and the other factors described above. The Committee works closely with Mr. Ryan in establishing compensation levels for the other executive officers. Mr. Ryan and the individual executive typically engage in discussions regarding the executive’s salary, and Mr. Ryan reports on such discussions and makes his own recommendations to the Committee. The Committee will separately discuss with Mr. Ryan any proposed adjustment to his own compensation. The Committee reports to the board of directors on all proposed changes in executive compensation, after it has formed a view on appropriate adjustments, and makes recommendations for consideration of the Board for the Chief Executive Officer and the other executive officers. The Committee considers such recommendations and, thereafter, sets the compensation level for Mr. Ryan, and for the other executive officers. Salary levels and other aspects of compensation for executive officers historically have been set forth in employment agreements having terms of two to three years.

The Committee is charged with the responsibility for approving the compensation package for the Chief Executive Officer. The Chief Executive Officer is not present during voting or deliberation on his performance or compensation.

The board of directors or the Committee can exercise the right to modify any recommended adjustments or awards to the executive officers.

Retirement Benefits. The Company does not provide any retirement benefits to its executive officers, other than matching a portion of employee contributions to a 401-K plan. This benefit is generally available to all employees of the Company.

Employment Agreements. The Company currently enters into employment agreements with its executive officers because it generally believes that, in respect of key executive officers, there is a significant value in its competitive markets to setting out compensation and benefit expectations in a writing, maintaining appropriate non-competition, non-solicitation of employees and confidentiality agreements with key executives, and agreeing in advance on post-termination payments and other obligations. These employment agreements are described in more detail under the caption “Employment Agreements.”

Taxation and Accounting Matters. The Committee considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. Generally, the Company is certain that compensation paid to its executive officers will be fully deductible for federal income tax purposes. However, in certain situations, the Company may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers.

  SUMMARY COMPENSATION TABLE

The table below sets forth all salary, bonus and other compensation paid to our chief executive officer, chief financial officer and each of our three highest paid executive officers other than the chief executive officer and chief financial officer (our “Named Executive Officers”) for the fiscal years ended January 31, 2009, 2008 and 2007:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total Compensation ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Christopher J. Ryan CEO	2009 2008 2007	400,000 400,000 400,000	-- -- (2) -- (2)	38,792 38,792 20,561	-- -- --	-- -- --	-- -- --	30,835(3) 33,335 31,600	469,627 472,127 452,161

Gary Pokrassa CFO	2009 2008 2007	223,170 208,015 195,733	-- -- --	29,906 23,613 10,757	-- -- --	-- -- --	-- -- --	19,378(4) 16,447 15,089	272,454 248,075 221,579

Gregory D. Willis Executive VP	2009 2008 2007	200,000 200,000 135,000	-- -- 15,000	32,351 25,005 9,590	-- -- --	-- -- --	-- -- --	296,640(5) 236,963 269,417	528,991 461,968 438,343

Raymond J. Smith Chairman	2009 2008 2007	250,000 250,000 250,000	-- -- --	-- -- --	-- -- --	-- -- --	-- -- --	39,851(6) 31,522 33,461	289,851 281,522 283,461

Paul C. Smith Vice President	2009 2008 2007	130,000 130,000 130,000	-- -- 14,000	13,712 10,918 6,556	-- -- --	-- -- --	-- -- --	169,071(7) 126,772 106,612	312,783 267,290 257,168

(1)
The amounts shown in this column represent the dollar amounts recognized as an expense by us for financial statement reporting purposes in the fiscal years ended January 31, 2009,  2008 and 2007 as expense as determined pursuant to SFAS 123(R).  See Note 1 to the Consolidated Financial Statements included in our Form 10-K for the fiscal year ended January 31, 2009 for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to SFAS 123(R).

(2)	Mr. Ryan voluntarily declined any bonus for FY07 and FY08.
(3)	Includes $24,085 in life and disability insurance premiums paid by us and a $6,750 matching 401(k) contribution.
(4)	Includes $1,628 in life insurance and disability insurance premiums paid by us, $9,000 in automobile allowance and a $6,750 matching 401(k) contribution.
(5)	Includes $280,890 in sales commissions, $9,000 in automobile allowance and a $6,750 matching 401(k) contribution.
(6)	Includes $23,081 in life and disability insurance premiums paid by us, $10,020 in automobile allowance and a $6,750 matching 401(k) contribution.
(7)	Includes $162,321 in sales commissions and a $6,750 matching 401(k) contribution.

GRANTS OF PLAN – BASED AWARDS

The following table set forth information for the fiscal year ended January 31, 2009 regarding all grants of plan-based awards made to our Named Executive Officers under our incentive plans.

Name	Grant Date	Estimated Future Payouts Under Non- Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards (1)			All Other Stock Awards Number of Shares of Stock or Units (#)	All other Option Awards; Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
		Threshold	Target	Maxi-mum	Threshold	Target	Maxi-mum
		($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Christopher J. Ryan CEO	--

Gary Pokrassa CFO	Feb. 2008							500(2)			$5,230

Gregory D. Willis Exec. VP

Raymond J. Smith Chairman	--

Paul C. Smith, Vice President	June 2008 Jan. 2009							470(2) 500(2) 338(2)			$4,916 6,315 2,693

(1)
No performance based awards were granted in FY09.  In FY07 we granted performance based awards the amount of which will be determined in June 2009.  These awards are set forth, at the threshold amount, in the outstanding equity awards table, below.

(2)	Shares granted pursuant to Company’s Stock Matching Plan under the 2006 Equity Incentive Plan.

NARRATIVE TO SUMMARY COMPENSATION TABLE AND PLAN-BASED AWARDS TABLE

Employment Agreements

Raymond J. Smith, a co-founder of the Company, has served as the Chairman of the Board since 1982.  Mr. Smith retired as President and CEO in November 2003, but continues to serve as the Chairman of the Board pursuant to a contract dated April 16, 2007, the term of which commenced on May 1, 2007 and expired on April 30, 2009.

Mr. Smith receives an annual base salary at the rate of $250,000 and participates in benefit plans available to all other senior executives.  Mr. Smith receives, to the extent eligible, health coverage, disability and life insurance, 401(k) plan contributions and travel expenses to board meetings as well as an auto allowance of $835 monthly.  The disability and life insurance ($23,081), 401(k) plan matching contributions ($6,750), and car allowance totaled $39,851 for the fiscal year ended January 31, 2009.

If Mr. Smith's employment were terminated "for cause," he would be paid within 30 days that portion of his base salary and benefits accrued but unpaid as of the date of such termination.  "Cause" is defined as (i) the failure to substantially perform his duties, (ii) an act of fraud, theft, misappropriation, dishonesty or embezzlement, (iii) conviction for a felony or pleading nolo contendere to a felony, (iv) failure to follow a lawful directive of the Board of Directors, or (v) material breach of his employment agreement.

Mr. Smith has the right to terminate his agreement at any time on 45 days written notice.  The Company has the right to terminate Mr. Smith’s employment at any time for any reason other than cause, death or disability, in which event, it can, in exchange for a general release, pay to Mr. Smith six months’ Base Salary.

Upon death, Mr. Smith’s estate is entitled to receive his base salary through the last day of the month in which his death occurs and all benefits generally paid by the Company on an employees death.  In the event of disability for more than 90 consecutive days (or for periods aggregating 120 days within a 180 day period), Mr. Smith's agreement will terminate.

Pursuant to the agreement, Mr. Smith has agreed that during the term of his employment and for a period of one year thereafter, he shall not directly or indirectly, whether as agent, employee, stockholder, director or investor or otherwise, engage in any activities in competition with the Company, solicit any employee of the Company for employment or solicit any of the Company's customers for business.  Mr. Smith has also agreed not to disclose at any time any confidential information relating to the Company's business.

Christopher J. Ryan serves as Chief Executive Officer, President, General Counsel, and Secretary of the Company.  He also serves as President and Chief Operating Officer or Director and Secretary/Assistant Secretary of all the Company’s subsidiaries.  Pursuant to Mr. Ryan’s contract with the Company, which commenced on April 13, 2008 and will expire on April 13, 2010, he was paid an annual base salary at the rate of $400,000 in FY09.  He has received no stock option grants since FY01, but is eligible for incentive cash bonuses based upon increases in earning per share set by the Compensation Committee and participates in benefit plans and other benefits available to all other senior executives.  These benefits include health coverage, disability and life insurance, 401-K plan contribution, a mobile phone and the use of a non-luxury company car.  The premium payments for disability and life coverage ($26,585) and matching 401-K plan contribution ($6,750) totaled $33,335 in FY08. Mr. Ryan voluntarily declined any bonuses for FY07 and FY08. Mr. Ryan has a contractual bonus for FY09 based on $3,000 per each penny of EPS over $0.70, subject to certain limitations. Thus, Mr. Ryan has earned a bonus of $42,000 which will be paid in FY10. Mr. Ryan has agreed to an 8% reduction of this bonus along with all compensation for a temporary period, and in March 2009 has elected to receive one half of this bonus in stock pursuant to the Company’s Bonus in Stock Plan pursuant to the 2006 Equity Incentive Plan. Mr. Ryan also participates in the Company’s 2006 Equity Incentive Plan. All Restricted Stock under this plan is awarded on a Minimum, Baseline or Maximum basis, at the discretion of the independent Compensation Committee, and has been held at Threshold for the last 2 fiscal years.

Mr. Ryan may terminate his employment agreement for “good reason”, including the Company’s failure after 30 days written notice to perform or observe any of the material terms or provisions of the employment agreement or a material reduction in the scope of Mr. Ryan’s responsibilities and duties.  The Company may terminate the agreement if Mr. Ryan becomes disabled for more than 90 consecutive days or for periods aggregating 120 days in any 180 period or on the date of his death. In addition, the Company may terminate the agreement for “cause”, which includes his failure to substantially perform his duties (except due to his incapacity), his commission of an act of fraud, theft, or dishonesty, conviction of a felony, failure to follow a lawful directive of the Board or a material breach of his employment agreement. If the Company terminates the agreement for cause or upon Mr. Ryan’s death or disability, or if Mr. Ryan terminates it other than for “good reason”, the Company must pay Mr. Ryan his full base salary through the date of termination, and all other paid amounts, if any, to which he is entitled as of the date of termination in connection with any benefits or under any incentive compensation plan or programs. If Mr. Ryan is terminated without cause or Mr. Ryan terminates for “good reason”, the Company is obligated to pay him, within 30 days, (a) his annual base salary and target bonus as of the date of termination and (b) his base salary and current target bonus as though he had remained in the Company’s employ until the contract expiration date or, if longer, for a period of one year after the termination date.  The Company may elect to make the balance of such payments then remaining in a lump sum discounted to present value. In addition Mr. Ryan would be entitled to a continuation of his medical and health benefits for a period of two years beginning on the date of termination.

Pursuant to the agreement, Mr. Ryan has agreed that during the term of his employment and for a period of two years thereafter (unless his employment is terminated by the Company without “cause” or by Mr. Ryan for “good reason”), he will not compete with the Company or solicit its employees.  The ownership by Mr. Ryan of less than 5% of any competitive business will not be viewed as a violation of his non-competition agreement.

Gregory Willis serves as our Executive Vice President.  Pursuant to Mr. Willis' employment contract with the Company, the term of which commenced on May 1, 2007 and which expires on April 30, 2009, Mr. Willis was paid a base salary of $200,000 for FY09.  He received no grants of stock options in FY08.  Pursuant to his employment agreement, Mr. Willis is entitled to commissions in the form of sales overrides on various products that he directly oversees and in FY09, Mr. Willis received $280,890 in such overrides.  Mr. Willis participates in benefit plans and other benefits available to all other senior executives and received health coverage, life insurance, 401(k) contributions and a car allowance of $750 per month.  The life coverage, 401(k) plan contributions ($6,750) and car allowance ($9,000) totaled $15,750 in FY09.  Mr. Willis also participates in the 2006 Equity Incentive Plan.  All Restricted Stock under this plan is awarded on a minimum, baseline, or maximum basis, at the total discretion of the Compensation Committee.

If Mr. Willis' employment were terminated "for cause," he would be paid within 30 days that portion of his base salary and all benefits under his contract that were due as of the date of his termination.  "Cause" is defined as (i) the failure to substantially perform his duties, (ii) an act of fraud, theft, misappropriation, dishonesty or embezzlement, (iii) conviction for a felony or pleading nolo contendere to a felony, (iv) failure to follow a lawful directive of the Board of Directors, or (v) material breach of his employment agreement.

Mr. Willis has the right to terminate his employment at any time on 45 days written notice.  The Company also has the right to terminate Mr. Willis’ employment at any time for any other reason in which event it can, in exchange for a general release, pay to Mr. Willis six month’s Base Salary, and the bonus and commissions to which he would have been entitled for that six month period.

Upon death, Mr. Willis’s estate is entitled to receive his base salary and all benefits through the last day of the month in which his death occurred, as well as a pro rata portion of his annual bonus for the year in which his death occurred.  In the event of disability for more than 90 consecutive days (or for periods aggregating 120 days within a 180 day period), Mr. Willis' agreement will terminate.

Pursuant to the agreement, Mr. Willis has agreed that during the term of his employment and for a period of six months thereafter, he will not directly or indirectly, whether as agent, employee, stockholder, director or investor or otherwise, engage in any activities in competition with the Company, solicit any employee of the Company for employment or solicit any of the Company's customers for business.  Mr. Willis has also agreed not to disclose at any time any confidential information relating to the Company's business.

Paul C. Smith, the son of Raymond J. Smith, the Chairman of the Company, serves as a Vice President of the Company.  Pursuant to a contract dated April 4, 2007 Mr. Smith’s employment is for a two year period which commenced May 1, 2007 and expires on April 30, 2009.

Mr. Smith receives an annual base salary at the rate of $130,000 and participates in benefit plans and other benefits available to all other senior executives.  Mr. Smith received no grants or stock options in FY09.  Mr. Smith receives, to the extent eligible, health coverage, disability and life insurance, 401(k) plan contributions, and the use of a non-luxury car. Mr. Smith is entitled to receive sales overrides on various products and earned $162,321 in sales commissions in FY09.  In addition, the Company made a matching 401(k) contribution in the amount of $6,750.

If Mr. Smith's employment were terminated "for cause," he would be paid within 30 days that portion of his base salary and benefits under his contract that were due as of the date of his termination.  "Cause" is defined as (i) the failure to substantially perform his duties, (ii) an act of fraud, theft, misappropriation, dishonesty or embezzlement, (iii) conviction for a felony or pleading nolo contendere to a felony, (iv) failure to follow a lawful directive of the Board of Directors, or (v) material breach of his employment agreement.

Mr. Smith has the right to terminate his agreement at any time on 45 days written notice.  The Company also has the right to terminate Mr. Smith’s employment at any time for any other reason, in which event, it can, in exchange for a general release, pay to Mr. Smith six months’ Base Salary, and the bonus and commission to which he would have been entitled for that six-month period.

Upon death, Mr. Smith’s estate is entitled to receive his base salary and all benefits through the last day of the month in which his death occurred.  In the event of disability for more than 90 consecutive days (or for periods aggregating 120 days within a 180 day period), Mr. Smith's agreement will terminate.

Pursuant to the agreement, Mr. Smith has agreed that during the term of his employment and for a period of one year thereafter, he shall not directly or indirectly, whether as agent, employee, stockholder, director or investor or otherwise, engage in any activities in competition with the Company, solicit any employee of the Company for employment or solicit any of the Company's customers for business.  Mr. Smith has also agreed not to disclose at any time any confidential information relating to the Company's business.

Gary Pokrassa serves as the Chief Financial Officer of the Company. Pursuant to his contract with the Company which commenced on January 31, 2008 and will expire on January 31, 2010, he is paid an annual base salary at the annual rate of $225,000. He received no stock option grants during FY07, FY08 and FY09. Mr. Pokrassa received health coverage, disability and life insurance, 401(k) plan contributions, and a $750 per month car allowance. The disability and life coverage’s, 401-K plan contributions ($6,750) and car allowance ($9,000) totaled $17,378 in FY09.  His annual bonus is at the discretion of the Compensation Committee.  Mr. Pokrassa has a contractual bonus for FY09 based on $2,000 per each penny of EPS over $0.70, subject to certain limitations. Thus, Mr. Pokrassa has earned a bonus of $28,000 which will be paid in FY10. Mr. Pokrassa has agreed to an 8% reduction of this bonus along with all compensation for a temporary period, and in March 2009 has elected to receive this entire bonus in stock pursuant to the 2006 Equity Incentive Plan. Mr. Pokrassa also participates in the 2006 Equity Incentive Plan. All performance based Restricted Stock under this plan is awarded on a minimum, baseline, or maximum basis, at the total discretion of the Compensation Committee.

If Mr. Pokrassa’s employment were terminated "for cause," he would be paid within 30 days that portion of his base salary and benefits under his contract that were due as of the date of his termination.  "Cause" is defined as (i) the failure to substantially perform his duties, (ii) an act of fraud, theft, misappropriation, dishonesty or embezzlement, (iii) conviction for a felony or pleading nolo contendere to a felony, (iv) failure to follow a lawful directive of the Board of Directors, or (v) material breach of his employment agreement.

Mr. Pokrassa has the right to terminate his agreement at any time on 60 days written notice.  The Company also has the right to terminate Mr. Pokrassa’s employment at any time for any other reason, in which event, it can, in exchange for a general release, pay to Mr. Pokrassa six months’ Base Salary, and the bonus and commission to which he would have been entitled for that six-month period.

Upon death, Mr. Pokrassa’s estate is entitled to receive his base salary and all benefits through the last day of the month in which his death occurred.  In the event of disability for more than 90 consecutive days (or for periods aggregating 120 days within a 180 day period), Mr. Pokrassa's agreement will terminate.

Pursuant to his employment agreement, Mr. Pokrassa has agreed that during the term of his employment and for a period of one year thereafter, he will not compete with the Company or solicit its employees.

OUTSTANDING EQUITY AWARDS AT JANUARY 31, 2009

The following table sets forth information with respect to outstanding equity-based awards at January 31, 2009 for our named executive officers.

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Un- exercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercised (c)	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock that have not Vested (#)(2) (g)	Market Value of Shares or Units of Stock that have not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)(1) (i)	Equity Incentive Plan Awards: Market or Payout of Unearned Shares, Units or Other Rights that have not Vested ($)(1) (j)

Christopher J. Ryan CEO	--	--	--	--	--	3,138	$24,190	6,050	46,646

Gary Pokrassa CFO	--	--	--	--	--	2,547	$19,636	3,520	27,139

Gregory D. Willis Executive VP	--	--	--	--	--	2,352	$18,135	3,630	27,987

Raymond J. Smith Chairman	--	--	--	--	--	--	--	--	--

Paul C. Smith VP	--	--	--	--	--	1,503	$11,590	2,310	17,810

(1)	Number of shares and grant date fair values reflect the threshold number of performance shares.
(2)	Number of invested shares granted and outstanding at January 31, 2009 pursuant to Matching Program and Bonus in Stock Plan pursuant to 2006 Equity Incentive Plan.

OPTION EXERCISES AND STOCK VESTED TABLE

The following table sets forth certain information regarding exercise of options and vesting of restricted stock held by our named executive officers during the year ended January 31, 2009.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)

Christopher J. Ryan CEO	--	--	--	--

Gary Pokrassa CFO	--	--	--	--

Gregory D. Willis Executive VP	--	--	--	--

Raymond J. Smith Chairman	--	--	--	--

Paul C. Smith Vice President	--	--	--	--

POTENTIAL PAYMENTS UPON TERMINATION
OR
CHANGE IN CONTROL PROVISIONS

Raymond J. Smith,  If Mr. Smith's employment were terminated "for cause," he would be paid within 30 days that portion of his base salary and benefits accrued but unpaid as of the date of such termination.  "Cause" is defined as (i) the failure to substantially perform his duties, (ii) an act of fraud, theft, misappropriation, dishonesty or embezzlement, (iii) conviction for a felony or pleading nolo contendere to a felony, (iv) failure to follow a lawful directive of the Board of Directors, or (v) material breach of his employment agreement.

Mr. Smith has the right to terminate his agreement at any time on 45 days written notice.  The Company has the right to terminate Mr. Smith’s employment at any time for any reason other than cause, death or disability, in which event, it can, in exchange for a general release, pay to Mr. Smith six months’ Base Salary.

Upon death, Mr. Smith’s estate is entitled to receive his base salary through the last day of the month in which his death occurs and all benefits generally paid by the Company on an employees death.  In the event of disability for more than 90 consecutive days (or for periods aggregating 120 days within a 180 day period), Mr. Smith's agreement will terminate.

Christopher J. Ryan   Under the terms of his employment agreement in effect at January 31, 2009, Mr. Ryan may terminate his employment agreement for “good reason”, including the Company’s failure after 30 days written notice to perform or observe any of the material terms or provisions of the employment agreement or a material reduction in the scope of Mr. Ryan’s responsibilities and duties.  In addition, Mr. Ryan can terminate his agreement for “good reason” if, in the event of a “Triggering Event” (essentially a change of control), any successor to the Company fails to expressly assume and agree to perform the Company’s then current obligations under Mr. Ryan’s then current employment agreement. A change of control is defined as (i) the acquisition by any individual, entity or group of more than 50% of the voting power of the company’s voting securities, (ii) individuals who constituted the board (and those board members approved by those individuals) at the time of entering into the contract fail to constitute at least a majority of the board, and (iii) a liquidation of the Company, a sale of substantially all of the Company’s assets or a sale of more than 50% of the then outstanding voting power of the Company’s securities (subject to certain exceptions).  If Mr. Ryan is terminated without cause or Mr. Ryan terminates for “good reason”, the Company is obligated to pay him, within 30 days, (a) his annual base salary and target bonus as of the date of termination and (b) his base salary and current target bonus as though he had remained in the Company’s employ until the contract expiration date (April 30, 2010) or, if longer, for a period of one year after the termination date.  The Company may elect to make the balance of such payments then remaining in a lump sum discounted to present value. In addition Mr. Ryan would be entitled to a continuation of his medical and health benefits for a period of two years beginning on the date of termination.

The Company may terminate Mr. Ryan’s employment agreement if he becomes disabled for more than 90 consecutive days or for periods aggregating 120 days in any 180 period or on the date of his death. In addition, the Company may terminate the agreement for “cause”, which includes his failure to substantially perform his duties (except due to his incapacity), his commission of an act of fraud, theft, or dishonesty, conviction of a felony, failure to follow a lawful directive of the Board or a material breach of his employment agreement. If the Company terminates the agreement for cause or upon Mr. Ryan’s death or disability, or if Mr. Ryan terminates it other than for “good reason”, the Company must pay Mr. Ryan his full base salary through the date of termination, and all other paid amounts, if any, to which he is entitled as of the date of termination in connection with any benefits or under any incentive compensation plan or programs.

Gregory Willis  Under the terms of his employment agreement, if Mr. Willis' employment were terminated "for cause," he would be paid within 30 days that portion of his base salary and all  benefits under his contract that were due as of the date of his termination.  "Cause" is defined as (i) the failure to substantially perform his duties, (ii) an act of fraud, theft, misappropriation, dishonesty or embezzlement, (iii) conviction for a felony or pleading nolo contendere to a felony, (iv) failure to follow a lawful directive of the Board of Directors, or (v) material breach of his employment agreement.

Mr. Willis has the right to terminate his employment at any time on 45 days written notice.  The Company also has the right to terminate Mr. Willis’ employment at any time for any other reason in which event it can, in exchange for a general release, pay to Mr. Willis six month’s Base Salary, and the bonus and commissions to which he would have been entitled for that six month period.

Upon death, Mr. Willis’s estate is entitled to receive his base salary and all benefits through the last day of the month in which his death occurred, as well as a pro rata portion of his annual bonus for the year in which his death occurred.  In the event of disability for more than 90 consecutive days (or for periods aggregating 120 days within a 180 day period), Mr. Willis' agreement will terminate.

Paul C. Smith Under the terms of his employment agreement, if Mr. Smith's employment were terminated "for cause," he would be paid within 30 days that portion of his base salary and benefits under his contract that were due as of the date of his termination.  "Cause" is defined as (i) the failure to substantially perform his duties, (ii) an act of fraud, theft, misappropriation, dishonesty or embezzlement, (iii) conviction for a felony or pleading nolo contendere to a felony, (iv) failure to follow a lawful directive of the Board of Directors, or (v) material breach of his employment agreement.

Mr. Smith has the right to terminate his agreement at any time on 45 days written notice.  The Company also has the right to terminate Mr. Smith’s employment at any time for any other reason, in which event, it can, in exchange for a general release, pay to Mr. Smith six months’ Base Salary, and the bonus and commission to which he would have been entitled for that six-month period.

Upon death, Mr. Smith’s estate is entitled to receive his base salary and all benefits through the last day of the month in which his death occurred.  In the event of disability for more than 90 consecutive days (or for periods aggregating 120 days within a 180 day period), Mr. Smith's agreement will terminate.

Gary Pokrassa, Under the terms of his employment agreement, if Mr. Pokrassa’s employment were terminated "for cause," he would be paid within 30 days that portion of his base salary and benefits under his contract that were due as of the date of his termination.  "Cause" is defined as (i) the failure to substantially perform his duties, (ii) an act of fraud, theft, misappropriation, dishonesty or embezzlement, (iii) conviction for a felony or pleading nolo contendere to a felony, (iv) failure to follow a lawful directive of the Board of Directors, or (v) material breach of his employment agreement.

Mr. Pokrassa has the right to terminate his agreement at any time on 60 days written notice.  The Company also has the right to terminate Mr. Pokrassa’s employment at any time for any other reason, in which event, it can, in exchange for a general release, pay to Mr. Pokrassa six months’ Base Salary, and the bonus and commission to which he would have been entitled for that six-month period.

Upon death, Mr. Pokrassa’s estate is entitled to receive his base salary and all benefits through the last day of the month in which his death occurred.  In the event of disability for more than 90 consecutive days (or for periods aggregating 120 days within a 180 day period), Mr. Pokrassa's agreement will terminate.

Compensation Committee interlocks and insider participation

As discussed above, during FY09 our Compensation Committee consisted of Messrs. Hallman (Chairman), Cirenza (now retired), Kreft, Bachelder and Collins. None of these members is an officer or employee of Lakeland, and none of our executive officers serve as a member of a Compensation Committee of any entity that has one or more executive officers serving as a member of our Compensation Committee.

Indemnification of Directors and Executive Officers

Our Restated Certificate of Incorporation provides for Indemnification of its Directors and Officers in accordance with Delaware Law.

Equity Compensation Plan Information

The following table provides information as of January 31, 2009 about our common stock that may be issued upon the exercise of options granted to members of our Board of Directors.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	20,567	$13.42	204,082 (1)
Equity compensation plans not approved by security holders	None	--	--
Total	20,567	$13.42	204,082 (1)

(1) includes 14,000 securities available for future issuance under the Directors’ Stock Option Plan and up to 190,082 shares available for grant under our 2006 Equity Incentive Plan as set forth in the table below:

Plan Category	Number of securities to be issued upon attainment of performance goals or meeting conditions of grant (1)	Weighted-average exercise price per share of outstanding options, warrants and rights (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(1))
Restricted stock grants-employees	30,415	$0	101,585
Restricted stock grants-directors	12,320	$0	31,680
Matching award program	7,541	$0	25,459
Bonus on stock program-employees	11,346	$0	21,654
Retainer in stock program-directors	1,296	$0	9,704
Total Restricted Stock Plans	62,918	$0	190,082

(1) Indicates number of shares to be awarded at minimum threshold levels.  These restricted shares have a weighted average grant date fair value of $13.37.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s outstanding common stock as of April 27, 2009: (i) by each person who is known by the Company to, beneficially own more than 5% of the Common Stock; (ii) by each of the named executive officers of the Company; (iii) by each director and nominee for director of the Company; and (iv) all directors and executive officers of the Company as a group.

The shares “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the SEC and, accordingly, shares of our common stock underlying options and other convertible securities that are exercisable or convertible within 60 days of April 27, 2009 and shares of our common stock underlying restricted stock awards that vest within 60 days of the Record Date are deemed to be beneficially owned by the person holding such securities and to be outstanding for purposes of determining such holder’s percentage ownership. Shares of common stock subject to options or other convertible securities that are not exercisable or convertible and restricted stock awards that do not vest within 60 days from the Record Date are not included in the table below as “beneficially owned”.  The same securities may be beneficially owned by more than one person.

Except as otherwise noted, the persons named in the table have sole voting and investment power with respect to their shares of Common Stock shown as beneficially owned by them and the address for each beneficial owner, unless otherwise noted, is c/o Lakeland Industries, Inc. 701 Koehler Avenue, Suite 7, Ronkonkoma, New York 11779.

Directors and Officers Name	Number of Common Shares Beneficially Owned (C)	Percent of Class	Title

Raymond J. Smith	527,442	9.70%	Chairman of the Board of Directors
Christopher J. Ryan	411,781(A)(B)(C)	7.58%	Chief Executive Officer, President, General Counsel, Secretary and Director
John J. Collins, Jr.	117,401(1)	2.16%	Director
Eric O. Hallman	40,163(1)(C)	*	Director
Stephen M. Bachelder	12,115(2)(C)	*	Director
John Kreft	10,450(2)(A)(C)	*	Director
Duane W. Albro	-----	*	Director
Gary Pokrassa	14,134(A)(C)	*	Chief Financial Officer
Paul C. Smith	5,317(A)(C)	*	Vice President
Harvey Pride, Jr.	3,410(C)	*	Sr. Vice President-Manufacturing
Greg Willis	3,630(C)	*	Executive Vice President
Gregory D. Pontes	1,870(C)	*	Vice President-Manufacturing
Phillip Willingham	1,760(C)	*	Vice President, MIS
Charles D. Roberson	-----	*	Vice President, International Sales

All officers and directors as a group (14 persons)	1,149,479 (4)(A)	21.15%

5% Shareholders
Heartland Advisors 789 N. Water Street, Ste. 500 Milwaukee, Wisconsin 53202 (5)	500,000	9.20%
Dimensional Fund Advisors, LP (6) Palisades West 6300 Bee Cave Road, Bldg #1 Austin, TX 78746	397,506	7.31%
Signia Capital Management, LLC 108 N. Washington St. Ste 305 Spokane, Washington 99201 (7)	383,527	7.06%
Robeco Investment Management, Inc. 909 Third Avenue New York, New York 10022 (8)	539,151(8)	9.92%
Holtzman Opportunity Fund LP c/o Jewelcor Companies 100 N. Wilkes Barre Blvd. Wilkes Barre, Pennsylvania 18702 Seymour Holtzman (6)	395,661(9)	7.28%
*     Less than 1%.
(1)	Includes 1,331 options granted on June 18, 2003 and 1,100 options granted on June 21, 2006 to each of Mr. Hallman and Mr. Collins, current directors;
(2)	Includes 6,050 options granted November 19, 2004 to each Mr. Bachelder and Mr. Kreft, current directors;
(4)	Includes 17,567 options granted between June 18, 2003 and June 21, 2006.
(5)	According to a Schedule 13G/A jointly filed on behalf of Heartland Advisors, Inc. on February 11, 2009.
(6)	According to a Schedule 13G/A filed on behalf of Dimensional Fund Advisors on February 9, 2009.

(7)	According to a Schedule 13G/A filed on behalf of Signia Capital Management, LLC on February 13, 2009.
(8)	According to a Schedule 13G/A filed on behalf of Robeco Investment Management (“Robeco”) on February 6, 2009. Robeco possesses shared investment and voting power over the above shares.
(9)	According to a Schedule 13D filed on April 22, 2008, which was jointly filed on behalf of the Holtzman Opportunity Fund, Seymour Holtzman and Evelyn Holtzman.
(A)
Does not include 6,703 shares to be issued pursuant to the matching shares provision of the 2006 Equity Incentive Plan as follows: Christopher J. Ryan, 3,137 shares; Gary Pokrassa, 1,050 shares; Paul C. Smith, 665 shares; John Kreft, 1,100 shares; Stephen Bachelder, 750 shares. Also excludes 5,346 shares to be issued pursuant to the bonus in shares plan as follows: Gary Pokrassa 1,497 shares; Harvey Pride Jr. 1,497 shares; Gregory Willis 2,352 shares.

(B)	Includes 14,641 shares owned by Mr. Ryan’s wife, and 42,592 which Mr. Ryan votes as Co-Executor of the Estate of Bernard J. Ryan.
(C)
Table does not include the following stock grants under the Company’s 2006 Equity Incentive Plan (performance vesting at end of 3 years, date of grant June 2006) at baseline or maximum. Table DOES include the below shares at minimum since they are scheduled to vest within 60 days of April 27, 2009:

Grantee Directors	Minimum# of Shares	Baseline# of Shares	Maximum # of Shares
Michael M. Cirenza (retired)	2,640	5,170	7,810
John J. Collins, Jr.	2,200	4,290	6,490
Eric O. Hallman	2,640	5,170	7,810
Stephen M. Bachelder	2,640	5,170	7,810
A. John Kreft	2,200	4,290	6,490
	12,320	24,090	36,410
Officers
Christopher J. Ryan (Director)	6,050	11,990	18,040
Gregory D. Willis	3,630	7,150	10,780
Harvey Pride, Jr.	3,410	6,820	10,230
Gary A. Pokrassa	3,520	6,930	10,450
Paul C. Smith	2,310	4,620	7,040
Gregory D. Pontes	1,870	3,630	5,500
Phillip Willingham	1,760	3,410	5,170
Charles D. Roberson	-----	-----	-----
	22,550	44,550	67,210
Key Employees as a group	8,360	16,830	25,190
	31,680	63,030	94,820
Grand Total	44,000	87,120	131,230

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
__________________________________________________

It is the Company’s policy that directors, officers and any other person that is a related person within the meaning of SEC regulations are required to report any related party transactions to our Chief Executive Officer. All such transactions also are required to be reported to the Audit Committee, which, with the assistance of legal counsel and such other advisors as it deems appropriate, is responsible for reviewing and approving or ratifying any related party transaction. The Audit Committee intends to approve only those related party transactions that it believes are in, or not inconsistent with, the best interests of the Company. A written policy to this effect has been adopted by the board of directors. Pursuant to our written policy, a related party transaction is defined as any transaction in which (1) the Company is a participant, (2) any related person has a direct or indirect material interest and (3) the amount involved exceeds $15,000, but excludes any transaction that does not require disclosure under Item 404(a) of Regulation S-K  A related person is:

•	an executive officer, director or director nominee of the Company;

•	any person who is known to be the beneficial owner of more than 5% of the Company’s common stock;

•
any person who is an immediate family member (as defined under Item 404 of Regulation S-K) of an executive officer, director or director nominee or beneficial owner of more than 5% of the Company’s common stock; and

•
any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person, together with any other of the foregoing persons, has a 5% or greater beneficial ownership interest.

In addition, every quarter, a report maintained by the Company’s accounting staff is reviewed and approved by the Chief Executive Officer and Chief Financial Officer. The Audit Committee of the Board of Directors conducts an annual review of all transactions between related parties and the Company.

On April 1, 2008, we entered into a 3 year lease agreement with Harvey Pride, Jr., our Sr. Vice President of Manufacturing, for a 2,400 sq. ft. customer service office located next to our existing Decatur, Alabama facility. This lease was renewed on April 1, 2008 to run through March 31, 2011 at an annual rent of $18,000 for 2008, 18,900 for 2009, and 19,845 for 2010 for this facility.  We believe that the lease contains terms no less favorable to us than we could have obtained from an unrelated third-party.

We have been doing business with Madison Mobile Storage, Inc., a company owned and operated by the son of Harvey Pride, Jr. for over 20 years.  The orders for Lakeland’s storage trailers and the release of the trailers are handled by Greg Pontes, our VP of manufacturing, who is unrelated to Mr. Pride. The storage trailers are a bid item and they are on an open rental by the month.  In FY09 we paid $20,835 to Madison Mobile Storage Inc. for storage services.  We believe that these services were provided on terms no less favorable to us than we could have obtained from an unrelated third-party.

In July 2005 as part of the acquisition of Mifflin Valley Inc., (merged into Lakeland Industries, Inc. on September 1, 2006) the Company entered into a five year lease with Michael Gallen (an employee) to lease an 18,520 sq. ft. manufacturing facility in Shillington, PA for $55,560 annually or a per square foot rental of $3.00.  This amount was agreed to prior to the acquisition after an independent appraisal of the fair market rental value per square foot.  In addition the Company, commencing January 1, 2006 is renting 12,000 sq ft of warehouse space in a second location is Pennsylvania from this employee, on a month-by-month basis, for the monthly amount of $3,350 or $3.35 per square foot annually.  We believe that these lease terms are no less favorable to us than could have been obtained from an unrelated third-party.

Mifflin Valley also utilizes the services of Gallen Insurance (an affiliate of Michael & Donna Gallen) to provide certain insurance in Pennsylvania.  Such payments for insurance aggregated approximately $27,000, $34,000 and $40,000 in fiscal 2009, 2008 and 2007, respectively.   We believe that this insurance was procured on terms that are no less favorable to us than could have been obtained from an unrelated third-party.

Paul Smith, our Vice President of Sales, is the son of Raymond Smith the Chairman of our Board of Directors.  Paul Smith’s compensation for 2009 is set forth in the Executive Compensation section of this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 (a) of the Securities Exchange Act of 1934 (the “Exchange Act”), requires the Company’s directors, officers and beneficial owners of more than 10% of the Common Stock to file with the SEC initial reports of ownership of the Company’s equity securities and to file subsequent reports when there  are changes in such ownership. Officers, directors and beneficial owners of more than 10% of the Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

Based solely upon our review of Forms 3, 4, and 5 filed by or received from our reporting persons (or written representations received from such persons), we are not aware of any failure by a reporting person to make timely filings of those Forms as required by Section 16(a) of the Securities Exchange Act of 1934 with respect to the year ended January 31, 2009.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Stockholder proposals may be included in our proxy materials for consideration at an Annual Meeting so long as they are provided to us on a timely basis and satisfy the requirements and conditions set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For a stockholder proposal to be included in our proxy materials for the 2010 Annual Meeting of Stockholders, the proposal must be submitted in accordance with our By-Laws in writing not earlier than the 150th calendar day, and not later than the close of business on the 120th calendar day, prior to the first anniversary of the immediately preceding year’s annual meeting of stockholders, being June 17, 2009, to our Corporate Secretary at 701 Koehler Avenue, Suite 7, Ronkonkoma, New York 11779.

If you wish to submit a proposal outside of the process of Rule 14a-8 under the Exchange Act for consideration at the 2009 Annual Meeting of Stockholders, in order for such proposal to be considered “timely” for the purposes of Rule 14a-4(c) under the Exchange Act, the proposal must be received at the above address not later than April 6, 2009.  Pursuant to Rule 14a-4(c) under the Exchange Act, management is permitted to vote proxies in its discretion if Lakeland: (1) receives notice of the proposal before the close of business on April 6, 2010 and advises stockholders in the 2010 Annual Meeting Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the proposal prior to the close of business on April 6, 2010.

In addition to the above, stockholders are advised to review Lakeland’s bylaws, as they may be amended from time to time, for additional requirements and deadlines applicable to the submission of stockholder proposals, including, but not limited to, proposals relating to the nomination of one or more candidates for election to the Lakeland Board of Directors.

HOUSEHOLDING OF PROXY MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household.  If you would like to obtain another copy of the proxy, please contact Secretary, Lakeland Industries, Inc. 701 Koehler Avenue, Suite 7, Ronkonkoma, New York, 11779 by mail.  If you want to receive separate copies of our proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder.

OTHER MATTERS

The Board of Directors knows of no matters other than those described above that have been submitted for consideration at this Annual Meeting. As to other matters, if any, that properly may come before the Annual Meeting; the Board of Directors intends that the proxy cards will be voted in respect thereof in accordance with the judgment of the person or persons named thereon.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the fiscal year ended January 31, 2009 is being mailed concurrently with this proxy statement (as part of our annual report to stockholders). A copy of our Annual Report on Form 10-K is also available without charge from our website at www.lakeland.com or upon written request to: Lakeland Investor Relations, Lakeland Industries, Inc., 701 Koehler Avenue, Suite 7, Ronkonkoma, NY 11779

By Order of the Board of Directors,

Christopher J. Ryan
Corporate Secretary

May 9, 2009
Ronkonkoma, New York

EXHIBIT A

2009 INCENTIVE PLAN

1.
Purpose. The purpose of Lakeland Industries, Inc.’s 2009 Incentive Plan (the “Plan”) is to motivate key employees and directors to produce a superior return to the stockholders of Lakeland Industries, Inc. by offering them an opportunity to participate in stockholder gains, by facilitating stock ownership and by rewarding them for achieving a high level of corporate financial performance. The Plan is also intended to facilitate recruiting and retaining talented executives for key positions by providing an attractive capital accumulation opportunity.

2.	Definitions.

2.1	The following terms, whenever used in this Plan, shall have the meanings set forth below:

(a)
“Affiliate” means any corporation or limited liability company, a majority of the voting stock or membership interests of which is directly or indirectly owned by the Company, and any partnership or joint venture designated by the Committee in which any such corporation or limited liability company is a partner or joint venture.

(b)	“Award” means a grant made under this Plan in the form of Performance Shares, Restricted Stock, Restricted Share Rights, or Stock Awards.

(c)
“Award Agreement” means a written agreement or other communication evidencing the terms and conditions of an Award in the form of either an agreement to be executed by both the Participant and the Company (or an authorized representative of the Company) or a certificate, notice, term sheet or similar communication.

(d)	“Beneficiary” means the person or persons determined in accordance with Section 12.

(e)	“Board” means the Board of Directors of the Company.

(f)	Intentionally left blank

(g)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rulings and regulations issued thereunder.

(h)	“Committee” has the meaning set forth in Section 3.

(i)	“Company” means Lakeland Industries, Inc., a Delaware corporation.

(j)
“Earnings Per Share” means the Company’s diluted earnings per share as reported in the Company’s consolidated financial statements for the applicable performance period, adjusted in the same manner as provided below for Net Income.

(k)	“Employee” means an individual who is a common law employee (including an officer or director who is also an employee) of the Company or an Affiliate.

(l)	“Fair Market Value” as of any date means, unless a different calculation measure is specified by the Committee, the immediately preceding trading day’s closing sales price of a Share on the NASDAQ.

(m)	Intentionally left blank.

(n)
“Net Income” shall mean the Company’s net income for the applicable performance period as reported in the Company’s consolidated financial statements, adjusted to eliminate the effect of (i) losses resulting from discontinued operations, (ii) extraordinary gains or losses, (iii) the cumulative effect of changes in generally accepted accounting principles, and (iv) any other unusual or non-recurring gain or loss which is separately identified and quantified.

(o)	Intentionally left blank

(p)	Intentionally left blank

(q)	“Participant” means a person described in Section 5 designated by the Committee to receive an Award under the Plan.

(r)	“Performance Cycle” means the period of time of not fewer than two years or more than five years as specified by the Committee over which Performance Shares or Performance Units are to be earned.

(s)
“Performance Shares” means an Award made pursuant to Section 6 which entitles a Participant to receive Shares, their cash equivalent, or a combination thereof, based on the achievement of performance targets during a Performance Cycle.

(t)	Intentionally left blank

(u)	“Plan” means this 2009 Incentive Plan, as amended from time to time.

(v)	“Qualifying Performance Criteria” has the meaning set forth in Section 16.2.

(w)	Intentionally left blank.

(x)	“Restricted Stock” means Stock granted under Section 7 that is subject to restrictions imposed pursuant to said Section.
(y)
 “Retirement” means termination of employment after reaching the earliest of (i) age 55 with 10 completed years of service, or (ii) 80 points (with one point credited for each completed age year and one point credited for each completed year of service), or (iii) age 65. For purposes of this definition, a Participant is credited with one year of service after completion of each full 12-month period of employment with the Company or an Affiliate as determined by the Company or Affiliate.

(y.1)
“Return on Assets” (ROA) means the Net Income of the Company on an annualized basis, divided by the Company’s average total assets as reported in the Company’s consolidated financial statements for the relevant performance period.

(z)
“Return on Equity” (ROE) means the Net Income of the Company on an annualized basis, divided by the Company’s average total common equity excluding average accumulated comprehensive income as reported in the Company’s consolidated financial statements for the relevant performance period.

(z.1)
“Return on Investment” (ROI) means the Net Income of the Company on an annualized basis, divided by the Company’s average total common equity , long term debt including current maturities thereof, and short term borrowings, excluding average accumulated comprehensive income as reported in the Company’s consolidated financial statements for the relevant performance period.

(aa)	“Share” means a share of Stock.

(bb)	“Stock” means the common stock, $0.01 par value, of the Company.

(cc)	Intentionally left blank

(dd)	“Stock Award” means an award of Stock granted to a Participant pursuant to Section 8.

(ee)	“Term” means the period during which the restrictions placed on a Restricted Share Right or Restricted Stock are in effect.

2.2
Gender and Number. Except when otherwise indicated by context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

3.	Administration.

3.1
Administration of the Plan. The Plan shall be administered by the Compensation Committee of the Board or such other committee selected by the Board and consisting of two or more members of the Board (the “Committee”). Any power of the Committee may also be exercised by the Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Securities Exchange Act of 1934, as amended, or cause an Award not to qualify for treatment as “performance based compensation” under Section 162(m) of the Code. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control. The Committee may delegate any or all aspects of the day-to-day administration of the Plan to one or more officers or employees of the Company or any Affiliate, and/or to one or more agents.

3.2
Powers of the Committee. Subject to the express provisions of this Plan, the Committee shall be authorized and empowered to take all actions that it determines to be necessary or appropriate in connection with the administration of this Plan, including, without limitation: (i) to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein; (ii) to determine which persons are eligible to be granted Awards under Section 5, to which of such persons, if any, Awards shall be granted hereunder and the timing of any such Awards; (iii) to grant Awards to Participants and determine the terms and conditions of Awards, including the number of Shares subject to Awards, the exercise or exercise price of such Shares, and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors; (iv) to establish and certify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; (v) to prescribe and amend the terms of Award Agreements or other documents relating to Awards made under this Plan (which need not be identical) and the terms of or form of any document or notice required to be delivered to the Company by Participants under this Plan; (vi) to determine whether, and the extent to which, adjustments are required pursuant to Section 25; (vii) to interpret and construe this Plan, any rules and regulations under this Plan, and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and (viii) to make all other determinations deemed necessary or advisable for the administration of this Plan.

3.3
Determinations by the Committee. All decisions, determinations and interpretations by the Committee regarding the Plan, any rules and regulations under the Plan, and the terms and conditions of or operation of any Award granted hereunder, shall be final and binding on all Participants, Beneficiaries, heirs, assigns or other persons holding or claiming rights under the Plan or any Award. The Committee shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

4.	Shares Available Under the Plan; Limitation on Awards.

4.1
Aggregate Limits. Subject to adjustment as provided in Section 25, the aggregate number of Shares issuable pursuant to all Awards under this Plan on or after April 13, 2009 shall not exceed 253,000 Shares. The Shares issued pursuant to Awards granted under this Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock not reserved for any other purpose.

4.2
Issuance of Shares. For purposes of this Section 4, the aggregate number of Shares available for Awards under this Plan at any time shall not be reduced by Shares subject to Awards that have been canceled, expired, forfeited or settled in cash.

4.3	No Participant may be granted awards under the 2009 Incentive Plan with respect to an aggregate of more than 30,000 shares of stock (subject to adjustment as described below) during any fiscal year.

5.
Participation. Participation in the Plan shall be limited to Employees or Directors of the Company or an Affiliate selected by the Committee. Participation is entirely at the discretion of the Committee, and is not automatically continued after an initial period of participation.

6.
Performance Shares and Performance Units. An Award of Performance Shares or Performance Units under the Plan shall entitle the Participant to future payments or Shares or a combination thereof based upon the level of achievement with respect to one or more pre-established performance criteria (including Qualifying Performance Criteria) established for a Performance Cycle.

6.1	Amount of Award. The Committee shall establish a baseline and maximum amount of a Participant’s Award, which amount shall be denominated in Shares.

6.2
Communication of Award. Each Award Agreement evidencing an Award of Performance Shares or Performance Units shall contain provisions regarding (i) the target and maximum amount payable to the Participant pursuant to the Award, (ii) the performance criteria and level of achievement versus these criteria that shall determine the amount of such payment, (iii) the Performance Cycle as to which performance shall be measured for determining the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Award prior to actual payment, (vi) forfeiture provisions and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Committee.

6.3
Performance Criteria. Performance criteria established by the Committee shall relate to corporate, group, unit or individual performance, and may be established in terms of earnings, growth in earnings, ratios of earnings to equity or assets, or such other measures or standards determined by the Committee; provided, however, that the performance criteria for any portion of an Award of Performance Shares or Performance Units that is intended by the Committee to satisfy the requirements for “performance-based compensation” under Code Section 162(m) shall be a measure based on one or more Qualifying Performance Criteria selected by the Committee and specified at the time the Award is granted. Multiple performance targets may be used and the components of multiple performance targets may be given the same or different weighting in determining the amount of an Award earned, and may relate to absolute performance or relative performance measured against other groups, units, individuals or entities.

6.4
Discretionary Adjustments. Notwithstanding satisfaction of any performance goals, the amount paid under an Award of Performance Shares or Performance Units on account of either financial performance or personal performance evaluations may be reduced by the Committee on the basis of such further considerations as the Committee shall determine.

6.5
Payment of Awards. Following the conclusion of each Performance Cycle, the Committee shall determine the extent to which performance criteria have been attained, and the satisfaction of any other terms and conditions with respect to an Award relating to such Performance Cycle. The Committee shall determine what, if any, payment is due with respect to an Award and whether such payment shall be made in cash, Stock or a combination thereof. Payment shall be made in a lump sum or installments, as determined by the Committee at the time the Award is granted, commencing as promptly as practicable following the end of the applicable Performance Cycle, subject to such terms and conditions and in such form as may be prescribed by the Committee. Payment in Stock may be in Restricted Stock at the discretion of the Committee at the time the Award is granted.

6.6	Termination of Employment. Unless the Committee provides otherwise:

(a)
Due to Death or Disability. If a Participant ceases to be an Employee before the end of a Performance Cycle by reason of his death or permanent disability, the Performance Cycle for such Participant for the purpose of determining the amount of Award payable shall end at the end of the calendar quarter immediately preceding the date on which said Participant ceased to be an Employee. The amount of an Award payable to a Participant (or the Beneficiary of a deceased Participant) to whom the preceding sentence is applicable shall be paid at the end of the Performance Cycle, and shall be that fraction of the Award computed pursuant to the preceding sentence the numerator of which is the number of calendar quarters during the Performance Cycle during all of which said Participant was an Employee and the denominator of which is the number of full calendar quarters in the Performance Cycle.

(b)
Due to Reasons Other Than Death or Disability. Upon any other termination of employment of a Participant during a Performance Cycle, participation in the Plan shall cease and all outstanding Awards of Performance Shares or Performance Units to such Participant shall be cancelled.

7.
Restricted Stock Awards. An Award of Restricted Stock under the Plan shall consist of Shares the grant, issuance, retention, vesting and/or transferability of which are subject, during specified periods of time, to such conditions and terms as the Committee deems appropriate. Restricted Stock granted pursuant to the Plan need not be identical, but each grant of Restricted Stock must contain and be subject to the terms and conditions set forth below.

7.1
Award Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement. Each Award Agreement shall contain provisions regarding (i) the number of Shares subject to the Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment, (iii) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Restricted Stock as may be determined from time to time by the Committee, (iv) restrictions on the transferability of the Award and (v) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Committee. Shares issued under an Award of Restricted Stock may be issued in the name of the Participant and held by the Participant or held by the Company, in each case as the Committee may provide.

7.2
Vesting and Lapse of Restrictions. The grant, issuance, retention, vesting and/or settlement of Shares of Restricted Stock shall occur at such time and in such installments as determined by the Committee or under criteria established by the Committee. The Committee shall have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of Shares of Restricted Stock subject to continued employment, passage of time and/or such performance criteria as deemed appropriate by the Committee; provided that in no event shall the grant, issuance, retention, vesting and/or settlement of Shares under an Award of Restricted Stock that is based on performance criteria and the level of achievement measured against such criteria be subject to a performance period of less than one year and no condition that is based solely upon continued employment or the passage of time shall provide for vesting or settlement in full of an Award of Restricted Stock over a Term of less than three years from the date the Award is granted, in each case other than as a result of or upon the death, disability or Retirement of the Participant or a change in control of the Company. Notwithstanding anything herein to the contrary, the limitations contained in the preceding sentence shall not apply to Restricted Stock that is granted in lieu of salary, cash bonus or other cash compensation, in which case there may be no minimum Term.

7.3
Rights as a Stockholder. A Participant shall have all voting, dividend, liquidation and other rights with respect to Restricted Stock held by such Participant as if the Participant held unrestricted Stock; provided that the unvested portion of any award of Restricted Stock shall be subject to any restrictions on transferability or risks of forfeiture imposed pursuant to Sections 7.1, 7.2 and 7.4. Unless the Committee otherwise determines or unless the terms of the applicable Award Agreement or grant provides otherwise, any noncash dividends or distributions paid with respect to shares of unvested Restricted Stock shall be subject to the same restrictions and vesting schedule as the Shares to which such dividends or distributions relate.

7.4	Termination of Employment. Unless the Committee provides otherwise:

(a)
Due to Death, or Permanent Disability. If a Participant ceases to be an Employee prior to the lapse of restrictions on Shares of Restricted Stock by reason of his death, permanent disability or retirement, all restrictions on Shares of Restricted Stock held for his benefit shall immediately lapse.

(b)
Due to Reasons Other Than Death, Permanent Disability or Retirement. Upon any other termination of employment prior to the lapse of restrictions, participation in the Plan shall cease and all Shares of Restricted Stock held for the benefit of a Participant shall be forfeited by the Participant.

7.5
Certificates. The Committee may require that certificates representing Shares of Restricted Stock be retained and held in escrow by a designated employee or agent of the Company or any Affiliate until any restrictions applicable to Shares of Restricted Stock so retained have been satisfied or lapsed. Each certificate issued in respect to an Award of Restricted Stock may, at the election of the Committee, bear the following legend:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the 2009 Incentive Plan and the Restricted Stock Award. Release from such terms and conditions shall obtain only in accordance with the provisions of the Plan and the Award, a copy of each of which is on file in the office of the Secretary of Lakeland Industries, Inc..”

8.	Stock Awards.

8.1
Grant. A Participant may be granted one or more Stock Awards under the Plan; provided that such Award is granted in lieu of salary, cash bonus or other cash compensation. Stock Awards shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee.

8.2
Rights as a Stockholder. A Participant shall have all voting, dividend, liquidation and other rights with respect to Shares issued to the Participant as a Stock Award under this Section 8 upon the Participant becoming the holder of record of the Shares granted pursuant to such Stock Award; provided that the Committee may impose such restrictions on the assignment or transfer of Shares awarded pursuant to a Stock Award as it considers appropriate.

9.		Qualifying Retirement and Disqualifying Activity
	9.1	Qualifying Retirement.
•
Unless otherwise determined by the Committee at or after the time of granting any award, and except for a “qualifying retirement” (discussed below), if a Participant’s employment by the Company or any subsidiary or affiliate terminates for any reason other than death or permanent disability, all restricted stock held by such Participant which is unvested or subject to restriction at the time of such termination will be forfeited at such time.

•
If a Participant’s employment with the Company or any of its subsidiaries or affiliates terminates for any reason other than death, permanent disability or the Participant’s involuntary termination for cause, and if immediately prior to the date of such termination of employment (i) the Participant is 55 years of age or older, and (ii) the sum of the Participant’s age and completed years of service as an employee of the Company or its subsidiaries or affiliates (disregarding fractions in both cases) totals 70 or more (a “qualifying retirement”), the following provisions will apply:

•	All shares of restricted stock awarded to the Participant which have vested as of the date of the qualifying retirement will be free of restrictions.

•
With respect to any time-based restricted stock award which has not vested, effective as of the Participant’s retirement date: (a) the award will remain in effect with respect to fifty percent (50%) of the shares covered thereby, and such award will vest on the Participant’s retirement date and such shares will be free of restrictions as of the vesting date; and (b) the award will be terminated with respect to the remaining fifty percent (50%) of the shares covered thereby.

•
With respect to any performance-based restricted stock award which has not vested, effective as of the Participant’s retirement date: (a) the award will remain in effect with respect to fifty percent (50%) of the shares covered thereby and will vest upon the achievement of the related performance goals (unless an award expires according to its terms prior to the satisfaction of the performance goals, in which event the award will terminate and applicable shares of restricted stock will be forfeited); and (b) the award will terminate as to the remaining fifty percent (50%) of the shares covered thereby. However, if the Participant is the Chief Executive Officer or a member of his or her direct reporting group, and such person has given the Company written notice at least one (1) full year prior to his or her qualifying retirement, no unvested performance-based restricted stock awards will terminate upon such retirement, and one hundred percent (100%) of the shares covered by such awards will remain in effect and will vest upon the achievement of the related performance goals (unless an award expires according to its terms prior to the satisfaction of the performance goals, in which event the award will terminate and applicable shares of restricted stock will be forfeited).

 9.2  Disqualifying Activity.

Notwithstanding the foregoing, if the Committee determines that the Participant is or has engaged in any disqualifying activity (as defined below), then (1) to the extent that any restricted stock award held by such Participant has vested as of the disqualification date (as defined below), the Participant will have the right to receive all shares of restricted stock which are vested as of such date and (2) to the extent that any restricted stock award held by such Participant has not vested as of the disqualification date, the award will terminate, and all related shares will be forfeited, as of such date. Any determination by the Committee, which may act upon the recommendation of the Chief Executive Officer or other senior officer of the Company, that the Participant is or has engaged in any disqualifying activity, and as to the disqualification date, will be final and conclusive.

For purposes of this provision, the term “disqualifying activity” is defined in the Plan to include, among other activities:

•
directly or indirectly being an owner, officer, employee, advisor or consultant to a company that competes with the Company or its subsidiaries or affiliates to an extent deemed material by the Committee, or

•	disclosure to third parties or misuse of any confidential information or trade secrets of the Company, its subsidiaries or affiliates, or

•	any material violation of the Company’s Code of Business Conduct and Ethics or any other agreement between the Company and the Participant, or

•
failing in any material respect to perform his or her assigned responsibilities as an employee of the Company or any of its subsidiaries or affiliates, as determined by the Committee, in its sole judgment, after consulting with the Chief Executive Officer.

The ownership of less than 2% of the outstanding voting securities of a publicly traded corporation which competes with the Company or any of its subsidiaries or affiliates will not constitute a disqualifying activity.

The term “disqualifying date” is defined in the Plan as the earliest date as of which the Participant engaged in any disqualifying activity, as determined by the Committee.

10. 11.	Options. Options are not part of this Plan. Stock Appreciation Rights. Stock Appreciation rights are not part of this Plan.

12.
Nontransferability of Rights. Unless the Committee provides otherwise, (i) no rights under any Award will be assignable or transferable and no Participant or Beneficiary will have any power to anticipate, alienate, dispose of, pledge or encumber any rights under any Award, and (ii) the rights and the benefits of any Award may be exercised and received during the lifetime of the Participant only by the Participant or by the Participant’s legal representative. The Participant may, by completing and signing a written beneficiary designation form which is delivered to and accepted by the Company, designate a beneficiary to receive any payment and/or exercise any rights with respect to outstanding Awards upon the Participant’s death. If at the time of the Participant’s death there is not on file a fully effective beneficiary designation form, or if the designated beneficiary did not survive the Participant, the person or persons surviving at the time of the Participant’s death in the first of the following classes of beneficiaries in which there is a survivor, shall have the right to receive any payment and/or exercise any rights with respect to outstanding Awards:

(a)	Participant’s surviving spouse;

(b)
Equally to the Participant’s children, except that if any of the Participant’s children predecease the Participant but leave descendants surviving, such descendants shall take by right of representation the share their parent would have taken if living;

(c)	Participant’s surviving parents equally;

(d)	Participant’s surviving brothers and sisters equally; or

(e)	The legal representative of the Participant’s estate.

If a person in the class surviving dies before receiving any payment and/or exercising any rights with respect to outstanding Awards (or the person’s share of any payment and/or rights in case of more than one person in the class), that person’s right to receive any payment and/or exercise any rights with respect to outstanding Awards will lapse and the determination of who will be entitled to receive any payment and/or exercise any rights with respect to outstanding Awards will be determined as if that person predeceased the Participant.

13.	Termination of Employment.

13.1	Transfers of employment between the Company and an Affiliate, or between Affiliates, will not constitute termination of employment for purposes of any Award.

13.2
The Committee may specify whether any authorized leave of absence or absence for military or government service or for any other reasons will constitute a termination of employment for purposes of the Award and the Plan.

14.
Reorganization. Unless the Committee or the Board otherwise determines either at the time the Award is granted or at any time thereafter, if substantially all of the assets of the Company are acquired by another corporation or in case of a reorganization of the Company involving the acquisition of the Company by another entity, then as to each Participant who is an Employee immediately prior to the consummation of the transaction:

(a)	Intentionally left blank

(b)	All restrictions with respect to Restricted Stock shall lapse immediately prior to the consummation of the transaction, and Shares free of restrictive legend shall be delivered to the Participant.

(c)
All Performance Cycles for the purpose of determining the amounts of Awards of Performance Shares and Performance Units payable shall end at the end of the calendar quarter immediately preceding the consummation of the transaction. The amount of an Award payable shall be that fraction of the Award computed pursuant to the preceding sentence, the numerator of which is the number of calendar quarters completed in the Performance Cycle through the end of the calendar quarter immediately preceding the consummation of the transaction and the denominator of which is the number of full calendar quarters in the Performance Cycle. The amount of an Award payable shall be paid within sixty days after consummation of the transaction.

For avoidance of doubt, this Section 14 shall not apply to the sale or other disposition by the Company of the assets of, or stock or other ownership interests in, an Affiliate unless such disposition would constitute a disposition of substantially all of the assets of the Company.

The Committee shall take such action as in its discretion may be necessary or advisable to carry out the provisions of this Section.

15.
Board Changes. Unless the Committee or the Board otherwise determines either at the time the Award is granted or at any time thereafter, on the date that a majority of the Board shall be persons other than persons (a) for whose election proxies shall have been solicited by the Board or (b) who are then serving as directors appointed by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly-created directorships, then as to any Participant who is an Employee immediately prior to said date and who ceases to be an Employee within six months after said date for any reason other than as a result of death, permanent disability or Retirement:

(i)	Intentionally left blank

(ii)	All restrictions with respect to Restricted Stock shall lapse and Shares free of restrictive legend shall be delivered to the Participant.

(iii)
All Performance Cycles for the purpose of determining the amounts of Awards of Performance Shares and Performance Units payable shall end at the end of the calendar quarter immediately preceding the date on which said Participant ceased to be an Employee. The amount of an Award payable to said Participant shall be that fraction of the Award computed pursuant to the preceding sentence, the numerator of which is the number of calendar quarters during the Performance Cycle during all of which said Participant was an Employee and the denominator of which is the number of full calendar quarters in the Performance Cycle. The amount of an Award payable shall be paid within sixty days after said Participant ceases to be an Employee.

The Committee shall take such action as in its discretion may be necessary or advisable to carry out the provisions of this Section.

16.	Qualifying Performance-Based Compensation.

16.1
General. The Committee may specify that all or a portion of any Award is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code; provided that the performance criteria for any portion of an Award that is intended by the Committee to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be a measure based on one or more Qualifying Performance Criteria selected by the Committee and specified at the time such Award is granted. The Committee shall certify the extent to which any Qualifying Performance Criteria has been satisfied, and the amount payable as a result thereof, prior to payment, settlement or vesting of any Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Notwithstanding satisfaction of any performance goals, the number of Shares issued or the amount paid under an Award may be reduced by the Committee on the basis of such further considerations as the Committee shall determine.

16.2
Qualifying Performance Criteria. For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee: Return on Equity (ROE), Return on Investment (ROI), Return on Assets (ROA), Sales, Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), or Earnings Per Share (EPS).

17.	Effective Date of the Plan.

17.1
Effective Date. The Plan was approved by the Board as of April 13, 2009, but it will only become effective (the “Effective Date”) when it is approved by the Company’s stockholders at the annual meeting of the Company’s stockholders on June 17, 2009 or any adjournment thereof (the “2009 Annual Meeting”). If this plan is not approved by the affirmative vote of the holders of a majority of the outstanding Shares of the Company present, or represented by proxy, and entitled to vote, at the 2009 Annual Meeting in accordance with the laws of the State of Delaware, this plan shall be void.

17.2
Duration of the Plan. The Plan shall remain available for the grant of Awards until the tenth (10th) anniversary of the Effective Date. Notwithstanding the foregoing, the Plan may be terminated at such earlier time as the Board may determine. Termination of the Plan will not affect the rights and obligations of the Participants and the Company arising under Awards theretofore granted and then in effect.

18.
Right to Terminate Employment. Nothing in the Plan shall confer upon any Participant the right to continue in the employment of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate employment of the Participant.

19.
Compliance With Laws; Listing and Registration of Shares. All Awards granted under the Plan (and all issuances of Stock or other securities under the Plan) shall be subject to all applicable laws, rules and regulations, and to the requirement that if at any time the Committee shall determine that the listing, registration or qualification of the Shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of such Award or the issue or purchase of Shares thereunder, such Award may not be exercised in whole or in part, or the restrictions on such Award shall not lapse, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

20.
Conditions and Restrictions Upon Securities Subject to Awards. The Committee may provide that the Shares subject to or issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Committee in its discretion may specify prior to the grant, vesting or settlement of such Award, including without limitation, conditions on vesting or transferability, forfeiture or repurchase provisions and method of payment for the Shares issued upon exercise, vesting or settlement of such Award (including the actual or constructive surrender of Shares already owned by the Participant) or payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Shares issued under an Award, including without limitation (a) restrictions under an insider trading policy or pursuant to applicable law, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and holders of other Company equity compensation arrangements, and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

21.
Withholding Taxes. The Company or an Affiliate shall be entitled to: (a) withhold and deduct from future wages of a Participant (or from other amounts that may be due and owing to a Participant from the Company or an Affiliate), including all payments under this Plan, or make other arrangements for the collection of (including through the sale of Shares otherwise issuable pursuant to the applicable Award), all legally required amounts necessary to satisfy any and all federal, state, local and foreign withholding and employment-related tax requirements attributable to an Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Award or a disqualifying disposition of Common Stock received upon exercise of an Incentive Stock Option; or (b) require a Participant promptly to remit the amount of such withholding to the Company before taking any action with respect to an Award. To the extent specified by the Committee, withholding may be satisfied by withholding Stock to be received upon exercise or vesting of an Award or by delivery to the Company of previously owned Stock. In addition, the Company may reasonably delay the issuance or delivery of Shares pursuant to an Award as it determines appropriate to address tax withholding and other administrative matters.

22.
Deferral of Payments. The Committee may, in an Award Agreement or otherwise, provide for the deferred delivery of Shares upon settlement, vesting or other events with respect to Restricted Stock, or in payment or satisfaction of an Award of Performance Shares or Performance Units. Notwithstanding anything herein to the contrary, in no event will any deferral of the delivery of Shares or any other payment with respect to any Award be allowed if the Committee determines, in its sole discretion, that the deferral would result in the imposition of the additional tax under Section 409A(1)(B) of the Code.

23.
No Liability of Company. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, Beneficiary or any other person as to: (a) the non-issuance or sale of Stock as to which the Company has been unable to obtain, from any regulatory body having jurisdiction over the matter, the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; (b) any tax consequence to any Participant, Beneficiary or other person due to the receipt, exercise or settlement of any Award granted hereunder; or (c) any provision of law or legal restriction that prohibits or restricts the transfer of Shares issued pursuant to any Award.

24.
Amendment, Modification and Termination of the Plan. The Board or Committee may at any time terminate, suspend or modify the Plan, except that the Board or Committee will not, without authorization of the stockholders of the Company, effect any change (other than through adjustment for changes in capitalization as provided in Section 25) which will:

(a)	increase the total amount of Stock which may be awarded under the Plan;

(b)	increase the individual maximum limits in Section 4.3;

(c)	change the class of Employees eligible to participate in the Plan;

(d)	Intentionally left blank.

(e)	Intentionally left blank.

(f)	extend the duration of the Plan; or

(g)	otherwise amend the Plan in any manner requiring stockholder approval by law.

No termination, suspension, or modification of the Plan will adversely affect any right acquired by any Participant or any Beneficiary under an Award granted before the date of termination, suspension, or modification, unless otherwise agreed to by the Participant; but it will be conclusively presumed that any adjustment for changes in capitalization provided for in Section 25 does not adversely affect any right.

25.	Adjustment for Changes in Capitalization.

(a)
In the event that the number of Shares shall be increased or decreased through a reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, dividend (other than regular, quarterly cash dividends), or otherwise, then each Share that has been authorized for issuance under the Plan, whether such Share is then currently subject to or may become subject to an Award under the Plan, as well as the per share limits set forth in Section 4, shall be appropriately adjusted by the Committee to reflect such increase or decrease, unless the Company provides otherwise under the terms of such transaction. The terms of any outstanding Award shall also be adjusted by the Committee as to price, number of Shares subject to such Award and other terms to reflect the foregoing events.

(b)
In the event there shall be any other change in the number or kind of outstanding Shares, or any stock or other securities into which such Shares shall have been changed, or for which it shall have been exchanged, whether by reason of a merger, consolidation or otherwise, then the Committee shall, in its sole discretion, determine the appropriate adjustment, if any, to be effected. In addition, in the event of such change described in this paragraph, the Committee may accelerate the time or times at which any Award may be exercised and may provide for cancellation of such accelerated Awards that are not exercised within a time prescribed by the Committee in its sole discretion.

(c)
No right to purchase fractional Shares shall result from any adjustment in Awards pursuant to this Section 25. In case of any such adjustment, the Shares subject to the Award shall be rounded down to the nearest whole Share. Notice of any adjustment shall be given by the Company to each Participant, which shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

PROXY CARD
LAKELAND INDUSTRIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS SCHEDULED TO BE HELD ON JUNE 17, 2009

The undersigned hereby appoints Christopher J. Ryan and A. John Kreft, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote all shares of common stock of Lakeland Industries, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Lakeland Industries, Inc. scheduled to be held on Wednesday, June 17, 2009, at 10:00 a.m., local time, at the Holiday Inn, located at 3845 Veterans Memorial Highway, Ronkonkoma, NY 11779 and at any postponements or adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting or any postponements or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE. UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2, AND “FOR” PROPOSAL 3 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT, IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

IMPORTANT – TO BE SIGNED AND DATED ON REVERSE SIDE

Mark the “Household Option” box on the reverse side to enroll this account to receive certain future security holder document in a single package per household
SEE REVERSE SIDE
*************

LAKELAND INDUSTRIES, INC.

INSTRUCTIONS — TO VOTE BY MAIL

Simply sign and date your proxy card and return it in the enclosed postage-paid envelope.

PLEASE DETACH PROXY CARD HERE

☑ PLEASE MARK VOTES AS IN THIS EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2, AND “FOR” PROPOSAL 3

Proposal 1.	To elect three (3) directors to serve on our Board of Directors until the 2012 Annual Meeting of Stockholders and until their respective successors have been elected and qualified.	FOR all nominees listed (except as indicated to the contrary)		WITHHOLD AUTHORITY to vote for all nominees listed
		☐		☐
Nominees: Eric O. Hallman, Stephen M. Bachelder and John J. Collins.

(INSTRUCTION: To withhold authority to vote for any individual nominee, check the “FOR” box and write the nominee’s name in the following space.)

Proposal 2.	Approval of the adoption of the 2009 Lakeland Restricted Stock Program (the “Incentive Proposal”).	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3.	Ratification of the selection of Warren, Averett, Kimbrough & Marino LLC as Lakeland’s independent registered public accounting firm for the fiscal year ending January 31, 2010.	FOR ☐	AGAINST ☐	ABSTAIN ☐

To transact such other business as may properly come before the meeting, or any adjournments, continuations or postponements thereof.

The undersigned hereby acknowledges receipt of Lakeland’s Annual Report for the fiscal year ended January 31, 2009 and the accompanying Notice of Annual Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given with respect to the matters set forth above. Date:                                                              , 2009

_____________________________________________________

_____________________________________________________
Signatures(s) of Stockholders

 IMPORTANT: Please sign as name(s) appear on this proxy and date this proxy. If a joint account, each joint owner should sign. If signing for a corporation, trust or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing.